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                                PROCUREMENT AGREEMENT

                                         FOR

                            ORANGE COUNTY SHERIFF'S OFFICE

                                         AND

                               IMAGEWARE SOFTWARE, INC.

TABLE OF CONTENTS

ARTICLE I. SCOPE OF WORK . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE II. HARDWARE . . . . . . . . . . . . . . . . . . . . . . . . . . 2
       Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
       Site Preparation and Maintenance. . . . . . . . . . . . . . . . . 3
       Shipping and Installation . . . . . . . . . . . . . . . . . . . . 3
       Equipment Compatibility . . . . . . . . . . . . . . . . . . . . . 3

ARTICLE III. OPERATING SYSTEM SOFTWARE . . . . . . . . . . . . . . . . . 4

ARTICLE IV. APPLICATION SOFTWARE . . . . . . . . . . . . . . . . . . . . 4
       Delivery. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
       License Agreement . . . . . . . . . . . . . . . . . . . . . . . . 5
       Project Change Requests . . . . . . . . . . . . . . . . . . . . . 5

ARTICLE V. SYSTEM ACCEPTANCE . . . . . . . . . . . . . . . . . . . . . . 6
       System Acceptance . . . . . . . . . . . . . . . . . . . . . . . . 6
       Notice of Acceptance. . . . . . . . . . . . . . . . . . . . . . . 6

ARTICLE VI. SYSTEM WARRANTIES AND MAINTENANCE  . . . . . . . . . . . . . 6
       Hardware Warranty . . . . . . . . . . . . . . . . . . . . . . . . 6
       Software Warranty . . . . . . . . . . . . . . . . . . . . . . . . 7
       Warranty Disclaimer and Limitation of Liability . . . . . . . . . 7
       Hardware and Software Maintenance . . . . . . . . . . . . . . . . 7

ARTICLE VII. MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . . . . . . 8
       Project Contact and Status Reports. . . . . . . . . . . . . . . . 8
       Working Space . . . . . . . . . . . . . . . . . . . . . . . . . . 8

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       Personnel Support . . . . . . . . . . . . . . . . . . . . . . . . 8
       Force Majeure . . . . . . . . . . . . . . . . . . . . . . . . . . 8
       Training  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
       Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
       Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
       Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . . .10
       Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
       Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . . .11
       Amendments. . . . . . . . . . . . . . . . . . . . . . . . . . . .11
       Severability. . . . . . . . . . . . . . . . . . . . . . . . . . .11
       Disputes. . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
       Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
       Incorporated Exhibits . . . . . . . . . . . . . . . . . . . . . .11
       News Releases and Reports . . . . . . . . . . . . . . . . . . . .11
       Payments. . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
       Independent Contractor. . . . . . . . . . . . . . . . . . . . . .12
       Confidential Information. . . . . . . . . . . . . . . . . . . . .12
       BUYER Responsibilities. . . . . . . . . . . . . . . . . . . . . .13
       Patent Infringement . . . . . . . . . . . . . . . . . . . . . . .13
       Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
       Compliance with Laws. . . . . . . . . . . . . . . . . . . . . . .14

ARTICLE VIII. TERMINATION  . . . . . . . . . . . . . . . . . . . . . . .14

I.       EXHIBITS

Exhibit A, "Functional Specification for Criminal/Employee/Missing Persons Imaging System"
Exhibit B, "Deliverables for Criminal/Employee/Missing Persons Imaging System. Exhibit C, "Statement of Work for Criminal/Employee/Missing Persons Imaging System."
Exhibit D, "Requirements Document: IMAGEWARE Response to Functional Specification Revision 4 (11/12/98)."
Exhibit E, "IMAGEWARE PROPOSAL, 04/20/99: Pricing and Deliverables."
Exhibit F, "Statement of Work: IMAGEWARE and OCSO Responsibilities."
Exhibit G, "Initial Project Schedule"
Exhibit H, "Project Implementation Plan"
Exhibit I, "Software Escrow Agreement"
Exhibit J, "System Acceptance Testing"
Exhibit K, "Software and Hardware Maintenance Agreement"
Exhibit L, "Crime Capture System Training Outline"
Exhibit M,  OCSO Tax Exemption Certificate
Exhibit N, "Year 2000 Warranty and Compliance Agreement"


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                                                   OCSO-IWS Agreement: Page 1

                         PROCUREMENT AGREEMENT

This Agreement (the "Agreement") is made by and between IMAGEWARE SOFTWARE, INC., a California corporation with its principal place of business at 10883 Thornmint, San Diego, California 92127, which is duly authorized to conduct business in the State of Florida (hereinafter referred to as "IMAGEWARE"), and the SHERIFF'S OFFICE OF ORANGE COUNTY, FLORIDA, a governmental entity under the Florida Constitution and the statutes of the State of Florida, having its principal place of business at 2400 West 33rd Street, Orlando, Florida 32839 (hereinafter referred to as "BUYER"), and shall become effective as stipulated herein.

WHEREAS, BUYER wishes to replace its system for electronically taking, storing, and retrieving mug shots;

WHEREAS, BUYER requires computer hardware and software for the new system, the "Sheriff's Crimes Capture System;"

WHEREAS, BUYER also requires installation and maintenance services for the Sheriff's Crimes Capture System, as well as training and customized design;

WHEREAS, IMAGEWARE has experience in the integration, installation and maintenance of computer-based systems for state, county, and local governments, and it is in the business of providing systems such as the Sheriff's Crime Capture System (hereinafter referred to as the "System");

WHEREAS, IMAGEWARE and BUYER mutually desire that IMAGEWARE make available software, hardware and services on the terms contained herein;

NOW, THEREFORE, in consideration of these premises and mutual covenants contained herein, the parties hereby agree as follows:

                             ARTICLE I: SCOPE OF WORK

IMAGEWARE shall deliver the SYSTEM and services in accordance with this Agreement. The SYSTEM shall provide the functionality described herein. IMAGEWARE will provide the warranties set forth in this Agreement, specifically including those in the Year 2000 Warranty and Compliance Agreement, Exhibit N.

The following documents describe functions the System must include:
1. Exhibit A, "Functional Specification for Criminal/Employee/Missing Persons Imaging System":
   1.1. Appendix A, listing the specific locations of the image viewing and capture stations.
   1.2. Appendix B, describing required historical data conversion.

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                                                   OCSO-IWS Agreement: Page 2

   1.3. Appendix C, describing the special indicator flags used to get an operator's attention.
   1.4. Appendix D, describing the interface between the CIS and DEC Alpha
        System.
   1.5. Appendix E, describing the TIFF interface to the DEC Alpha Warrants program.
   1.6. Appendix F, describing the CJNET interface.
   1.7. Appendix G, describing the EIS data field edits and the transferring of data from the BUYER'S DEC Alpha computer system.
   1.8. Appendix H, describing the MIS data field edits and the transferring of data from the BUYER'S DEC Alpha computer system.
   1.9. Appendix I, describing the MDT interface to the image system.
2. "Deliverables for Criminal/Employee/Missing Persons Imaging System, attached hereto as Exhibit B.
3. "Statement of Work for Criminal/Employee/Missing Persons Imaging System," attached hereto as Exhibit "C."
4. "Requirements Document: IMAGEWARE Response to Functional Specification Revision 4 (11/12/98)," attached hereto as Exhibit "D."

The following documents describe the basic parameters of the System:

1. Exhibit B, "Deliverables for Criminal/Employee/Missing Persons Imaging
   System.
2. Exhibit C, "Statement of Work for Criminal/Employee/Missing Persons Imaging System."
3. Exhibit D, "Requirements Document: IMAGEWARE Response to Functional Specification Revision 4 (11/12/98)."
4. Exhibit E, "IMAGEWARE PROPOSAL, 07/21/99: Pricing and Deliverables."
5. Exhibit F, "Statement of Work: IMAGEWARE and OCSO Responsibilities."

Work to be performed by IMAGEWARE shall be in accordance with the documents described in the two foregoing paragraphs. IMAGEWARE will provide a "Project Implementation Plan" as a formal deliverable for Customer acceptance, which is not to be unreasonably held. Once accepted the "Project Implementation Plan" will be attached hereto as Exhibit H, and will serve as the overall guideline and schedule for completing the work described in this Agreement.

IMAGEWARE agrees that the work, including equipment and materials provided, shall conform to professional standards of care and practice in effect at the time the work is performed and be of the highest quality. All equipment and materials provided shall be new. All services and materials shall be provided in accordance with Exhibit G, "Initial Project Schedule," and Exhibit H, "Project Implementation Plan." If there is a conflict between the provisions of Exhibits G and H, Exhibit H shall govern.

This Agreement shall take effect when it has been fully executed by duly authorized representatives of both parties, and upon receipt by IMAGEWARE of notice to proceed from BUYER, and receipt by BUYER of IMAGEWARE's evidence of insurance as required herein.

                            ARTICLE II: HARDWARE

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                                                   OCSO-IWS Agreement: Page 3

IMAGEWARE agrees to sell and BUYER agrees to purchase the hardware specified in Exhibit E. At no additional cost to BUYER, IMAGEWARE shall update Exhibit E with the latest and fastest hardware on the market that is available at the time of order from vendors approved by the BUYER at the prices listed in Exhibit E. This updated document will supersede and replace the "IMAGEWARE PROPOSAL, 04/20/99: Pricing and Deliverables" document in Exhibit E, and will become part of this Agreement when submitted by IMAGEWARE.

PRICE

The purchase price of the hardware shall be as specified in Exhibit E. IMAGEWARE shall invoice BUYER for said hardware in accordance to the payment schedule described within article VII, Miscellaneous provisions. These invoices are payable in accordance with the Florida Prompt Payment Act.

SITE PREPARATION AND MAINTENANCE

IMAGEWARE shall notify BUYER of all necessary site requirements at least sixty (60) calendar days in advance. At least thirty (30) calendar days prior to the scheduled delivery date of the hardware, BUYER shall ready the site for installation of the hardware in accordance with installation/planning specifications provided by IMAGEWARE. BUYER shall have full responsibility for maintaining the site.

SHIPPING AND INSTALLATION

Shipments to and from BUYER's installation site shall be made by padded van or air freight or other acceptable method prepaid by IMAGEWARE. IMAGEWARE shall be responsible for all hardware during transit. Reasonable freight and insurance charges shall be borne by BUYER. IMAGEWARE shall obtain BUYER's written approval before incurring such expenses.

While the hardware is in transit, IMAGEWARE shall bear all risks of loss or damage to it (F.O.B. Destination). Upon delivery, and written receipt, of the hardware to BUYER's specified location(s), BUYER shall bear all risks of loss or damage to the hardware except for damage caused by the negligent actions of IMAGEWARE.

IMAGEWARE shall furnish all labor required for normal unpacking and placing of the hardware at BUYER's site without additional charge. IMAGEWARE, or a subcontractor approved by BUYER, shall install the hardware and any modems required to support the SYSTEM at BUYER's site(s) in accordance with Exhibit F.

EQUIPMENT COMPATIBILITY

IMAGEWARE agrees to provide equipment hereunder that performs in accordance with Exhibit A, B, C, D, and F. This extends to the equipment's performance as part of the total SYSTEM, but not in combination with products, elements, or components not supplied by IMAGEWARE, except to the extent that IMAGEWARE is responsible for interfaces to equipment or systems defined in Exhibit E, including but not limited to, the existing Orange County Sheriff's Office

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                                                   OCSO-IWS Agreement: Page 4

DEC Alpha Computer System. This provision does not limit the terms or conditions of the software or hardware warranties described in Article II herein.

If IMAGEWARE proposed to use equipment that subsequently became unavailable because of model changes or other reasons beyond IMAGEWARE's control, IMAGEWARE shall provide equipment from the same vendors, or from other vendors approved by the BUYER. Said equipment shall be of the same or superior quality, performance and capacity.

For any equipment not provided by IMAGEWARE, BUYER shall be responsible for installation of hardware and associated software, integration into any applicable communications network, compatibility with IMAGEWARE software, performance and data capacities, IMAGEWARE personnel costs and related expenses resulting from time lost due to problems with BUYER-provided software or equipment, and any negative impact on IMAGEWARE software or equipment that affects overall system operation or performance.

                ARTICLE III: OPERATING SYSTEM SOFTWARE

All operating system software and firmware, including database and communications software and firmware, shall hereinafter be referred to as "operating software" and shall be distinguished from and shall not include "application software," as listed in the "Software Escrow Agreement," Exhibit
I. The possession and right to use all operating software, including any subsequent improvements or updates provided to BUYER by IMAGEWARE, are furnished by IMAGEWARE to BUYER through the purchase of a nonexclusive, perpetual license(s) to use the operating software from the manufacturer(s) and are subject to the terms of the manufacturer's license agreement. A list of all operating system software licensed to BUYER under this Agreement is included in Exhibit E.

IMAGEWARE shall provide any third-party software and associated licenses in the quantities requested by BUYER for operation of the SYSTEM. As part of the deliverables of this contract, IMAGEWARE will integrate this licensed software into the hardware and software systems to be delivered and certified.

                 ARTICLE IV: APPLICATION SOFTWARE

DELIVERY

BUYER and IMAGEWARE hereby agree the application software shall be delivered and installed in accordance with the schedule set forth in Exhibits G and H, unless superseded by project change requests. IMAGEWARE shall advise BUYER of any updates in programs or subroutines of its licensed application software provided hereunder, which may be developed at a future date for general use, and IMAGEWARE shall furnish such items to BUYER on electronically readable media, compatible with BUYER'S SYSTEM, at no cost to BUYER, during both the initial warranty period and the term of any software maintenance agreement between the parties. BUYER must review and approve all application software upgrades prior to

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                                                   OCSO-IWS Agreement: Page 5



IMAGEWARE installing them.

LICENSE AGREEMENT

A list of the application software licensed to BUYER hereunder is provided in the "Software Escrow Agreement," Exhibit I. BUYER and IMAGEWARE acknowledge that BUYER is purchasing a good and clear nonexclusive, perpetual license to use this application software on hardware installed at BUYER's location(s) for use only by BUYER, subject to compliance by BUYER with associated terms and conditions in this Agreement. BUYER is also purchasing the physical media on which such software is transported to it.

Upon delivering the application software to BUYER, IMAGEWARE shall retain, subject to the "Software Escrow Agreement" in Exhibit I, full ownership rights to the application software, or any changes made to it by IMAGEWARE. IMAGEWARE hereby agrees to permit BUYER to make copies of the application software for backup purposes only. BUYER hereby agrees not to intentionally remove from any copies of the source or current versions of the application software any statement appearing therein concerning copyrights and proprietary rights. BUYER further agrees to take all reasonable precautions, including compliance with reasonable precautions specified in writing by IMAGEWARE, to assure that copies of the application software or any part thereof are not made available in any form to any third party except to correct warranty issues, following exhaustion of reasonable efforts by IMAGEWARE to correct problems. BUYER agrees not to sell, give or otherwise make available the application software to any other party without the express written permission of IMAGEWARE. The above provision shall be equally applicable to any enhancements, improvements, new releases, or new or additional application software made available to BUYER by IMAGEWARE.

BUYER agrees the application software is proprietary to IMAGEWARE or its suppliers, is the trade secret, copyright or patent of IMAGEWARE or its suppliers, was developed by IMAGEWARE or its suppliers at great expense, and that BUYER shall have no right, title or interest therein, except as expressly set forth in this Agreement. Upon reasonable notice by IMAGEWARE, BUYER shall allow IMAGEWARE to inspect all copies of application software that are in the BUYER'S possession.

PROJECT CHANGE REQUESTS

If the BUYER requests changes to the system that necessitate additional programming by IMAGEWARE, IMAGEWARE may impose a mutually agreeable charge for the extra work. IMAGEWARE and the BUYER shall negotiate changes to the "Project Implementation Plan" in Exhibit H, if required to complete the additional customizations.

IMAGEWARE shall document any such requests in a Project Change Request. Each Project Change Request will describe the change, the rationale for the change, and the effect the change will have on the project, including price and schedule and, if appropriate, other terms and conditions of this Agreement. IMAGEWARE shall provide Project Change Requests to the






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                                                   OCSO-IWS Agreement: Page 6

BUYER'S project manager for discussion, review and approval. IMAGEWARE shall implement the terms of a Project Change Request approved by the BUYER'S project manager.

Approved Project Change Requests shall be incorporated into this Agreement by written amendment duly executed by the authorized representatives of BUYER and IMAGEWARE, and shall be subject to the provisions of this Agreement to the same extent and with the same effect as if originally set forth herein.

                             ARTICLE V: SYSTEM ACCEPTANCE

SYSTEM ACCEPTANCE

System functional testing shall be in accordance with "System Acceptance Testing," Exhibit J. If a test is not completed successfully, IMAGEWARE shall correct or repair the failed component and re-test at no cost to BUYER, in accordance with Exhibit F. The system acceptance period shall cover thirty (30) days and begin when IMAGEWARE, having completed system acceptance testing, certifies to BUYER that the System is ready for use.

NOTICE OF ACCEPTANCE

Within thirty (30) business days after IMAGEWARE completes system acceptance testing and certifies the System is ready for use, BUYER shall notify IMAGEWARE in writing of system acceptance or non-acceptance. If the BUYER does not provide said notice to IMAGEWARE, the SYSTEM will be deemed accepted by BUYER.

                    ARTICLE VI: SYSTEM WARRANTIES AND MAINTENANCE

HARDWARE WARRANTY

IMAGEWARE represents and warrants (1) that all hardware delivered pursuant hereto will be new and all hardware shall be free from defects in material;
(2) that all items will conform to the final versions of Exhibits A, D and E; and (3) that all hardware warranty services performed hereunder will be free from defects in material and workmanship and will be performed in accordance with the specifications and instructions of BUYER. However, SELLER retains discretion and control with respect to the manner and means of performing such services and shall at all times remain an independent contractor. This warranty shall survive for a period of one (1) year from final acceptance of the System. Should any failure of the hardware to conform to this warranty appear during the manufacturer's warranty period, IMAGEWARE shall, provided that it is given immediate notice of such nonconformity and provided that its inspection confirms the existence of the same, correct, at no cost to BUYER, such nonconformity by, at its election, repair or replacement. Said notice may be by telephone, e-mail or fax. IMAGEWARE'S inspection shall occur within forty-eight (48) hours of receiving notice. If any such hardware failure substantially impacts BUYER's operation, as determined exclusively by

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                                                   OCSO-IWS Agreement: Page 7

BUYER, and IMAGEWARE fails to correct the problem within three (3) calendar days, BUYER may elect to obtain service from a mutually agreed upon third-party provider at IMAGEWARE'S expense. The parties shall maintain a list of such third-party providers. The warranty coverage per line item is exclusively defined by the manufacturer's warranties, delivered with each item of equipment provided, in no case being less than one (1) year in duration. Any contradictions between the manufacturers' warranties and other portions of this Agreement shall be resolved per the terms specified in the manufacturers' warranty agreements.

Repair or replacement in the manner provided above shall constitute fulfillment of all IMAGEWARE obligations under this warranty. Such warranty shall not apply to any supplies to the extent they have been subject to accident, misuse, acts of God, unauthorized alteration, or where IMAGEWARE installation, maintenance and service requirements have not been met.

BUYER may at its sole option, attach peripherals manufactured by any vendor to the SYSTEM, provided IMAGEWARE approves in writing, which approval shall not unreasonably be withheld. The hardware warranty shall become invalid if BUYER fails to acquire IMAGEWARE prior approval for the attachment of any major component, including, but not limited to, the server's central processing units, disk drives, tape drives or printer(s).

SOFTWARE WARRANTY

IMAGEWARE represents and warrants that all software and related materials furnished hereunder are in conformity with the final versions of Exhibits A, D and E, and they are fit for their intended purpose under this Agreement. IMAGEWARE warrants the software will perform its required functions to support and operate the System, as long as the software is not modified without IMAGEWARE'S permission, and it is operated in accordance with IMAGEWARE'S instructions. IMAGEWARE'S sole obligation and liability under this warranty shall be to correct the software, enabling it to fully support and operate the System. The warranty period is one (1) year following acceptance of the System.

WARRANTY DISCLAIMER AND LIMITATION OF LIABILITY

The above warranties are exclusive and are in lieu of all other warranties, express or implied, arising out of or in connection with the system, or the use or performance thereof. BUYER's sole remedies shall be to require IMAGEWARE and its suppliers to satisfy the express warranties set forth above. IMAGEWARE'S total cumulative liability under this Agreement shall not exceed the contract price received by IMAGEWARE and under no circumstances shall IMAGEWARE be liable for special, indirect, incidental, tort or consequential damages resulting from the operation, delay or failure of software or equipment provided by IMAGEWARE, or for the inaccuracy or incompleteness of data, or from any other defects covered by the warranty in this article.

SOFTWARE AND HARDWARE MAINTENANCE

IMAGEWARE shall provide BUYER with extended maintenance service, as stipulated in the "Software and Hardware Maintenance Agreement," Exhibit K, that is in accordance with, and

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                                                   OCSO-IWS Agreement: Page 8

subject to, the terms and conditions of this Agreement.

                        ARTICLE VII: MISCELLANEOUS PROVISIONS


PROJECT CONTACT AND STATUS REPORTS

BUYER agrees to designate one person as a system administrator and a second person as an alternate system administrator to represent BUYER and help coordinate BUYER's efforts during the integration, installation, warranty period, and extended maintenance agreement term of BUYER's System.

IMAGEWARE shall designate a project manager acceptable to BUYER for all purposes related to this Agreement. IMAGEWARE shall not replace the approved project manager without written approval of BUYER. IMAGEWARE'S project manager shall be fully responsible for IMAGEWARE meeting all of its obligations under this Agreement. He or she shall provide BUYER'S project manager with a written status report once every month until IMAGEWARE completes system acceptance testing and certifies the System is ready for use, to include ongoing status of custom code development performed by IMAGEWARE. This status report will be provided on a day each month that is mutually determined as part of the "Project Implementation Plan," Exhibit H.

At any time prior to completing this project, IMAGEWARE shall replace its assigned project manager within seven (7) calender days upon BUYER's written request, which shall include reasonable cause for removal. The replacement project manager must be acceptable to BUYER. Such acceptance shall not be unreasonably withheld.

WORKING SPACE

BUYER agrees to provide IMAGEWARE staff with reasonably sufficient working space and reasonably sufficient access to the SYSTEM twenty-four (24) hours per day, seven (7) days per week so IMAGEWARE may fulfill its obligations under this Agreement.

PERSONNEL SUPPORT

IMAGEWARE agrees to furnish BUYER qualified personnel (e.g., analysts, programmers and trainers) for support of, and training on, the SYSTEM. IMAGEWARE's project manager shall be responsive to BUYER's reasonable requests for his or her presence on-site, including but not limited to all critical stages of the project.

FORCE MAJEURE

Neither IMAGEWARE nor BUYER shall be liable, nor may cancel this Agreement for default, when delays arise out of causes beyond the control of IMAGEWARE or BUYER. Such causes may include, but are not restricted to, acts of God or the public enemy, acts of BUYER in sovereign capacity, fires, floods, lightning strikes, epidemics, quarantine restrictions, strikes,

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                                                   OCSO-IWS Agreement: Page 9

freight embargoes, wars, civil disturbances, work stoppage, power failures, laws, regulations, ordinances, acts or orders of any governmental agency or official thereof, and unusually severe weather. In every case, the delay must be beyond the control of the claiming party. If IMAGEWARE is delayed in its performance as a result of the above causes, BUYER shall, upon written request of IMAGEWARE, agree to equitably adjust the provisions of this Agreement, including the delivery schedule, as may be affected by such delay. However, this provision shall not be interpreted to limit BUYER's right to terminate for convenience.

TRAINING

IMAGEWARE shall be responsible for training BUYER'S personnel, as stipulated in the "Crime Capture System Training Outline," Exhibit L. BUYER shall be responsible for identifying personnel requiring training and ensuring they are available for scheduled training. Training shall take place on dates mutually agreed upon by IMAGEWARE and BUYER. The training described in Exhibit L may be revised with the mutual agreement of the parties. All training provided by IMAGEWARE shall be conducted on a functional training system located at the BUYER's site(s). All training activities may be videotaped at BUYER's expense for future in-house training. To the extent permitted by Florida law, such videotapes shall not be sold, loaned or made available for use to other than BUYER's staff and shall be used for training of BUYER's staff only.

All IMAGEWARE costs related to training BUYER'S staff in accordance with Exhibit L are included in the purchase price of this Agreement. BUYER'S expenses include, but are not limited to, providing adequate classroom space, training workstation and network equipment, and sufficient copies of printed materials. BUYER'S expenses also include the cost of videotaping training sessions.

If IMAGEWARE is solely responsible for any implementation delays that affect the scheduling or substance of System training provided by IMAGEWARE or BUYER to BUYER's personnel, IMAGEWARE shall re-train those members of BUYER'S staff who were affected thereby at no cost to BUYER.

IMAGEWARE training shall be sufficient to allow BUYER to meet its operations and maintenance responsibilities described in Exhibit F. IMAGEWARE shall not be required to provide training days in excess of those specified in Exhibit L, if BUYER'S users fail to achieve competence due to absence, turnover, failure to complete adequate preparation and practice exercises, or due to demonstrably deficient native ability or qualifications.

IMAGEWARE shall develop and provide, in both electronic and printed format, procedural manuals containing all procedures, methods, documentation requirements, and techniques necessary for the successful use and operation of the SYSTEM. Such manuals will document any SYSTEM customizations, modifications, tailoring or other enhancements. IMAGEWARE agrees that BUYER may reproduce this material for its internal use on an unlimited basis. IMAGEWARE shall deliver such manuals at least thirty (30) calendar days prior to the start of the training process.

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INSURANCE

At its own expense, IMAGEWARE shall procure and maintain the following insurance during the term of this Agreement to cover risks that may arise from its acts or omissions: 1) all coverages required by statute or regulation; and 2) general liability in the amount of $1 million, including property damage in the amount of $500,000. The BUYER shall maintain insurance coverage consistent with Florida Statute 768.28.

INDEMNITY

IMAGEWARE shall indemnify, defend and hold harmless BUYER, and the officers and personnel of BUYER, from and against any and all liability, claims, demands, damages, losses, injuries, expenses, penalties, proceedings, actions and cost of actions, including reasonable attorney's fees at trial and on appeal, arising out of the acts or omissions of IMAGEWARE, its officers, employees or others under its direction or control. In no event shall IMAGEWARE be liable for special, indirect, incidental, or consequential damages, or damages from loss of profits, revenue, data or use, whether incurred by the BUYER or any third party, whether in an action in contract or tort, even if the other party or any other person has been advised of the possibility of such damages. This section shall not be read to apply to defects in hardware, software, firmware, data or programming that are the responsibility of IMAGEWARE under the warranties set forth in this Agreement.

ASSIGNMENT

Neither this Agreement nor any interest under it shall be assignable by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld.

NOTICES

Any notice or other communication by one party to another that is required by this Agreement to be in writing shall be hand-delivered, or mailed by government or private courier, or sent by facsimile to the parties' project managers at the following addresses, with written confirmation of receipt:


IMAGEWARE Project Manager: Tracy Canepa
IMAGEWARE Software, Inc
10883 Thornmint Road
San Diego, CA 92127

Crimes Capture System Project Manager
Information Management Services.
Orange County Sheriff's Office
P.O. Box 1440
Orlando, FL 32802-1440

                                                   OCSO-IWS Agreement: Page 11

Notices are deemed timely upon mailing. All electronic media provided by IMAGEWARE to BUYER must be in Word format. Either party may change, by notice, the person or address of the contact to whom these notices must be sent.

ENTIRE AGREEMENT

This Agreement shall be construed and governed in accordance with laws of the State of Florida. The venue of any litigation arising from this Agreement shall be Orange County, Florida. This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereto, superseding all negotiations, prior discussions and preliminary agreements made prior to the date hereof. Any awareness of conflict among these contents by BUYER or IMAGEWARE shall be made known to the other party in order that a mutually agreeable understanding is reached and documented.

AMENDMENTS

No amendment to this Agreement shall be effective unless it is in writing and signed by duly authorized representatives of each party hereto.

SEVERABILITY

If any part or parts of this Agreement shall be construed to be invalid or otherwise unenforceable, the remaining parts of the Agreement shall, nevertheless, remain in full force and effect.

DISPUTES

If a dispute arises between BUYER and IMAGEWARE relating to this Agreement, the parties shall promptly hold a meeting to attempt in good faith to negotiate a resolution of the dispute. This meeting shall be attended by representatives of both parties, and those representatives shall have decision-making authority regarding the dispute.

HEADINGS

The paragraph headings herein are for convenience only and are not intended to aid in or limit the construction or interpretation of any of the terms and conditions of this Agreement.

INCORPORATED APPENDICES AND EXHIBITS

All appendices and exhibits referenced herein constitute integral parts of, and are incorporated into, this Agreement.

NEWS RELEASES AND REPORTS

                                                   OCSO-IWS Agreement: Page 12

Other than listing BUYER as a customer in general marketing literature, neither party shall make or imply any endorsements, nor make any news or advertising releases pertaining to the System for any other purpose without the prior written consent of the other party. This provision shall not be construed to limit either party's right to respond to media requests for information that is subject to disclosure pursuant to Chapter 119, Florida Statutes.

All written materials, graphical representations and data prepared or obtained under this Agreement shall become the property of BUYER without restriction or limitations on their use and shall be made available promptly upon request to BUYER.

PAYMENTS

The total contract price is listed in Exhibit E; the following payment schedule shall apply:
30% of the contract price when this Agreement goes into effect.
30% of the contract price when IMAGEWARE completes system acceptance testing and certifies the System is ready for use;
40% of the contract price upon final system acceptance.

IMAGEWARE shall remain solely responsible for paying all its contractors and subcontractors.

BUYER is exempt from state and local taxes and will provide a tax exemption certificate attached hereto as Exhibit M. IMAGEWARE shall send invoices to:

Crimes Capture System Project Manager
Information Management Services
Orange County Sheriff's Office
P.O. Box 1440
Orlando, FL 32802-1440

INDEPENDENT CONTRACTOR

IMAGEWARE is retained by BUYER only for the purposes and to the extent set forth in this Agreement and any schedule supplements and amendments attached hereto. IMAGEWARE's relationship to BUYER shall be that of an independent contractor.

CONFIDENTIAL INFORMATION

To the extent permitted by the laws of the State of Florida, IMAGEWARE shall regard all BUYER's data and documentation as BUYER's confidential information and shall not release said data or documentation to outside parties without the BUYER's written consent. To the extent permitted by the laws of the State of Florida, BUYER shall regard all software and documentation provided by IMAGEWARE as confidential information and shall not release or provide access to said software or documentation to outside parties without IMAGEWARE's written consent.

                                                   OCSO-IWS Agreement: Page 13

BUYER RESPONSIBILITIES

BUYER and IMAGEWARE agree the scope and schedule of services to be provided by IMAGEWARE under this Agreement may depend upon the BUYER'S timely fulfillment of its responsibilities listed in Exhibit F. The parties reserve the right to mutually modify the "Project Implementation Plan" in Exhibit I if significant delay is occasioned by BUYER'S neglect of these responsibilities. BUYER shall be liable for additional expenses (i.e., actual and reasonable expenses) incurred by IMAGEWARE because of BUYER'S said neglect. Such expenses may include, but are not limited to, equipment rescheduling or storage charges, additional equipment maintenance charges, and transportation charges.

BUYER shall respond within fifteen (15) calendar days to all designs, specifications, documents, requests for information or clarification, amendments and updates delivered by IMAGEWARE. By mutual agreement of the parties, this period may be extended in writing for specific review items. BUYER'S failure to so respond shall constitute acceptance of such items, when IMAGEWARE confirms such in writing to BUYER.

PATENT INFRINGEMENT

IMAGEWARE will, at its own expense, defend any suit or proceeding brought against BUYER based on an allegation that the System furnished hereunder constitutes an infringement of any United States patent or copyright if IMAGEWARE is notified promptly in writing and timely given authority, information and assistance for the defense of said suit or proceeding. IMAGEWARE will pay the damages and costs awarded in any suit or proceeding. IMAGEWARE will not be responsible for any settlement of such suit or proceeding made without its prior written consent. In case the System, as a result of any suit or proceeding so defended, is held to constitute infringement or its use by BUYER is enjoined, IMAGEWARE will, at its option and its expense, either: 1) procure for BUYER the right to continue using said SYSTEM; 2) replace it with a substantially equivalent non-infringing system; 3) modify it so it becomes non-infringing; or 4) as a last resort, remove it and refund an appropriate portion of the purchase price.

The foregoing indemnity does not apply to the following extent: 1) infringement by a combination of the System with other hardware not furnished by IMAGEWARE hereunder; 2) infringement resulting from changes made to the System by or under the direction of BUYER for which BUYER has not given prior notice to and received written approval from IMAGEWARE; and 3) any settlement of a claim, suit or proceeding made without IMAGEWARE'S written consent. This paragraph is an exclusive statement of all the duties of the parties relating to patents or copyrights, direct or contributory patent or copyright infringement, and all BUYER'S remedies against IMAGEWARE regarding any claims, suits or proceedings involving patents or copyrights. IMAGEWARE'S compliance with these provisions shall constitute fulfillment of its responsibilities herein with respect to patents or copyrights.

                                                   OCSO-IWS Agreement: Page 14

WAIVER

The failure of either party to exercise in any respect any right provided for herein shall not be deemed a waiver of any right hereunder.

COMPLIANCE WITH LAWS

IMAGEWARE shall comply with all federal, state and local laws and ordinances, and it shall not discriminate on the grounds of race, color, religion, gender, or national origin in performing work under this Agreement.


                           ARTICLE VIII: TERMINATION

BUYER may terminate this Agreement at its convenience upon advance written notice to IMAGEWARE. Upon any such termination, IMAGEWARE shall forthwith discontinue all work and the incurring of any expenses related to this Agreement, except as may be directed by BUYER in the termination notice. If it elects termination for convenience, BUYER shall pay IMAGEWARE on a prorated basis for work satisfactorily performed to the date of termination. All hardware and third-party software delivered to or placed on order for BUYER that is capable of re-stocking by IMAGEWARE's suppliers shall, at BUYER's option, be returned by BUYER, who shall be responsible for a restocking fee of 10% of the item's cost. All hardware and software delivered to or placed on order for BUYER that is not acceptable for restocking shall remain BUYER's property. BUYER shall also pay IMAGEWARE for reasonable costs associated with the termination for convenience that are mutually agreed upon by both parties. In no event will BUYER be responsible for payment of damages, including loss of anticipated profits.

In the event of termination for convenience, BUYER agrees to destroy or return to IMAGEWARE those components of the System not accepted and paid for in full, together with all related copies of software, documentation and other material. Any data or data files generated by BUYER shall remain the property of BUYER.

Either party may terminate this Agreement for default upon advance written notice to the other party, and the other party shall have thirty (30) calendar days to cure such default or, if the default cannot reasonably be cured within thirty (30) calendar days, the defaulting party may submit a plan to cure the default and such plan shall not be unreasonably rejected. The parties agree that time is of the essence in the performance of this Agreement. Should IMAGEWARE fail to correct such defects within sixty (60) calendar days, BUYER shall, at its option, be entitled to terminate for default. If any portion of the schedule in the "Project Implementation Plan" in Exhibit H is exceeded by sixty (60) calendar days or more, the parties agree this shall constitute default.

Upon termination of this Agreement for any reason, the provisions relating to confidential information, independent contractor, indemnity and software licensing shall survive.

                                                   OCSO-IWS Agreement: Page 15

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives on the dates indicated below.


SHERIFF'S OFFICE OF                         IMAGEWARE SOFTWARE, INC.
ORANGE COUNTY, FLORIDA


/s/ Kevin Beary                             /s/ Jim Miller
------------------------------------        ------------------------------------
Kevin Beary Signature
as Sheriff of Orange County, Florida

                                            Print Name: Jim Miller
                                                        ------------------------

                                            Title: Chmn & CEO
                                                   -----------------------------

Date: 08/02/99                              Date: July 23, 1999
     -------------------------------              ------------------------------


                               LIST OF EXHIBITS

Exhibit A, "Functional Specification for Criminal/Employee/Missing Persons
           Imaging System"
Exhibit B, "Deliverables for Criminal/Employee/Missing Persons Imaging System. Exhibit C, "Statement of Work for Criminal/Employee/Missing Persons Imaging
           System."
Exhibit D, "Requirements Document: IMAGEWARE Response to Functional
           Specification Revision 4 (11/12/98)."
Exhibit E, "IMAGEWARE PROPOSAL, 04/20/99: Pricing and Deliverables."
Exhibit F, "Statement of Work: IMAGEWARE and OCSO Responsibilities."
Exhibit G, "Initial Project Schedule"
Exhibit H, "Project Implementation Plan"
Exhibit I, "Software Escrow Agreement"
Exhibit J, "System Acceptance Testing"
Exhibit K, "Software and Hardware Maintenance Agreement"
Exhibit L, "Crime Capture System Training Outline"
Exhibit M, OCSO Tax Exemption Certificate
Exhibit N, "Year 2000 Warranty and Compliance Agreement"

                                              OCSO-IWS Agreement: Page 16


                                      EXHIBIT A




                             FUNCTIONAL SPECIFICATION

                                        FOR

                               CRIMINAL / EMPLOYEE /

                                  MISSING PERSONS

                                   IMAGING SYSTEM

                                       REV 5

                                 By: Debby Stepien
                           Orange County Sheriff's Office
                           Information Management Systems
                                 November 12, 1998


                                     Exhibit A

                                              OCSO-IWS Agreement: Page 17

                                   REVISIONS REV 5

Appendix A                   Changed #5 to CID, fixed HRD

                             address, and took out VIN's

                             address (undercover facility)



                                      Exhibit A

                                              OCSO-IWS Agreement: Page 18

                              Functional Specification

                                         For

                   Criminal/Employee/Missing Persons Imaging System

1.0       INTRODUCTION

          The purpose of this Specification is to define the functional requirements for replacing the current Orange County Sheriff's Office Mugshot Imaging System (Ximage). The new imaging system will consist of a criminal component, a Sheriff's Office employee component, and a Missing Persons Component:

                    - Criminal Image System (CIS)

                    - Employee Image System (EIS)

                    - Missing Persons Image System (MIS)

          The Criminal Image System (CIS) will record the photographs of inmates, criminal registrants, sexual predators, and career criminals. The Employee Image System (EIS) will record the photographs of Orange County Sheriff's Office employees and create identification badges. The Missing Persons Image System (MIS) will record the photographs of missing persons and create bulletins with the missing persons' picture.

          This specification is structured to allow the widest possible vendor participation and price competition without restricting the solutions which the vendors may offer. It is intended that the vendors will respond with their considered and best priced solutions.


                                      Exhibit A

                                              OCSO-IWS Agreement: Page 19


                          2.0 CRIMINAL IMAGING SYSTEM (CIS)

          This section will describe the detailed functional requirements for The Criminal Image System.

2.1       LOCATION OF CIS IMAGE STATIONS

          CIS shall be able to handle at least seventeen image stations at various locations throughout Orange County Florida. The image capture stations will be installed at two different locations in Orange County, Florida. The CIS system shall communicate via TCP/IP through the Orange County Network. Please see Appendix A for specific locations of the imaging workstations. Some of the imaging stations that are going to be replaced belong to other agencies but, all of them must communicate with the image and data servers though the Orange County Network.

2.2       TRANSFER OF HISTORICAL IMAGES

          The vendor shall make provisions to load approximately 660,000 historical inmate front profile images with data and 25,000 photolineups from our current system (XImage) as of September 22, 1998. The vendor shall convert the historical images from the older version of JPEG format to the most recent JPEG format at the time of contract award. Currently, Orange County books a little over 200 adults and 27 juveniles each day. CIS shall be capable of handling at least 400 adult and juvenile bookings. Our current image system has two separate databases for the adult and juvenile inmates. The current vendor did not provide tools to transfer adults to the juvenile database and vice versa.

          This has caused adults to be in the Juvenile database and juveniles

                                      Exhibit A

                                              OCSO-IWS Agreement: Page 20

          to be in the adult database. Any vendor considered will have to make provisions to either flag the inmates correctly in a single database or put them in the proper database for separate databases when loading them onto their system. Please see Appendix B for the details on flagging or putting the historical inmates into the new system (CIS). The current systems's data is not all year 2000 compatible. Any vendor considered must convert the historical data so that it includes a century field. Please see Appendix B for details for converting historical data upon transfer to the new system (CIS).


2.3       BOOKING FUNCTIONS

          This section will describe the functionality needed by the two Booking image capture stations.

2.3.1     IMAGE VIEWING

          CIS shall allow the operator to view the image before it is stored. This will allow a better quality of picture to be stored.

2.3.2     PROFILES

          CIS shall allow an inmate to be photographed facing the camera (front profile) and turned for a side profile. The CIS operator shall have the capability of viewing both profiles side by side.

2.3.3     ZOOM

          CIS shall allow the operator to zoom in on the captured image to focus in on any identifying details.

2.3.4     CAMERA ADJUSTMENTS

                                      Exhibit A

                                                 OCSO-IWS Agreement: Page 21

           - Provide the capability for the operator to auto adjust the camera according to the height of the inmate easily and quickly

           - Provide auto focus of the camera with manual override

           - Provide auto zoom with remote control

           - Provide auto light balancing


2.3.5        ADULT/JUVENILE DATABASE SEPARATION

             If CIS has separate databases for adults and juveniles, they shall provide the tools to transfer images from one database to the other.

2.3.6        POWER BACKUP

             CIS shall have an uninterrupted power source on every image station to keep the system from going down on power loss or brown-outs. CIS shall have a backup system when the power is out or the main system server is down. The operator shall be allowed to continue capturing inmate images until the power is restored. When the power is restored, the CIS system shall automatically load the images to the main system server without or with minimal operator intervention.

2.3.7        WRISTBANDS

             CIS shall have the capability to create an inmate wristband with a barcode of the inmate's booking number, name, race, sex and date of birth. Barcode 39 is the Orange County Standard. The wristband shall also have the photo of the inmate. If the wristbands wear out or need to be replaced, the operator shall have the capability of replicating wristbands.

2.3.8        JAIL CARDS

                                   Exhibit A

                                                 OCSO-IWS Agreement: Page 22

             CIS shall have the capability to create a small 3" X 5" and a larger jail card 8.5" X 11" of the inmate's information plus photograph. If the jail cards wear out or need to be replaced, the operator shall have the capability of replicating the cards. The exact format of the jail cards will be provided at a later date.


2.4          VIEWING, SEARCHING, UPDATING, SEALING, UN-SEALING IMAGES

             This section will describe the functionality needed by all of the CIS stations.

2.4.1        SEARCHING

             CIS shall allow the operator to retrieve images using a single textual field or an operator selectable group of textual fields associated with the image. CIS shall put a limitation on the number of images an image station can retrieve per single search. The limit should not exceed fifty images.

2.4.2        SEALING

             CIS shall provide the capability to seal all images, composites, photolineups, etc. as mandated by the courts, or via juvenile emancipation, or death, or for expunging purposes, etc. The sealing capability will not facilitate a permanent erase as there are frequent requests to unseal photos of a deceased person so that the photos can be printed again. If an operator tries to view a "sealed" image or folder, the CIS system shall inform the operator that the images are sealed.

2.4.3        UN-SEALING

                                 Exhibit A

                                                 OCSO-IWS Agreement: Page 23

             CIS shall provide the capability to unseal "sealed" images, composites, photolineups, etc. in case of accidental sealing.


2.4.4        UPDATING

             CIS shall provide the capability to update all the textual data associated with the images, composites, photolineups, etc. except for the creation date and time, the name of the operator who created the image, the date and time the image was changed, and the name of the operator who made the change. CIS shall provide editing on all fields that the operator can input or update. The edits shall be as described in Appendix D.


2.4.5        MULTIPLE NAMES AND ALIASES

             CIS shall provide the capability of creating a computerized "folder" of all CIS images, documents, photolineup, composites, etc. (same name or alias names). CIS shall provide the tools to move operator selected images from one "folder" to another "folder" or consolidate "folders". CIS shall provide the tools to open a "folder" and to view, update, seal, or unseal individual "folder" items or all of the folder information.


2.4.6        FLAGS

             CIS shall allow the operator to flag inmates as Career Criminals, Sexual Predators, Criminal Registrants, etc. See Appendix C for the details.

2.4.7        CRUCIAL VIEWING ITEMS

                                Exhibit A

                                                 OCSO-IWS Agreement: Page 24

             CIS shall provide the operator with the following information about all CIS images, photolineups, composites, etc.:

                   - operator who created

                   - date/time created

                   - date/time of last change or update

                   - operator who made the last change or update

                   - image station number of capture and update


2.5          INPUT/OUTPUT/TRANSMISSION REQUIREMENTS

             This section will describe in detail the I/O requirements for the CIS.

2.5.1        PRINTING

             CIS shall provide black and white or color printers in the configuration shown in Appendix A.

2.5.2        FAXING

             CIS shall provide faxing of images with or without text, photolineups, composites, generated reports, bulletins, etc. to operator selectable or input fax telephone numbers.

2.5.3        FLOPPY DISKS

             CIS shall provide a utility to store operator selected images, photolineups, composites, etc. to a floppy disk in an operator selected image format (e.g. TIFF, GIF, JPEG).

2.5.4        SCANNING

                                Exhibit A

                                                 OCSO-IWS Agreement: Page 25

             CIS shall provide tools for the operator to easily manipulate the colors of the scanned image backgrounds to match the standard CIS system backgrounds. The operator should also be able to rotate the scanned images, clip an image from a group shot of people, and manipulate the colors (e.g., the DHSMV driver's license pictures have a yellow cast).

2.5.5        REPORTS

             CIS shall provide the following automatic reports:

             -- A daily supervisory report which shows the records that have been updated, changed, added, sealed for each image station

             -- A report which indicates which image records have not
                received data via the Booking/Descriptor Interface (see section 2.10.1)

2.6          SUSPECT IDENTIFICATION

             This section will describe the features needed to help a deputy or officer find a suspect and/or create a likeness of wanted suspects.

2.6.1        FACIAL COMPOSITES

             CIS shall provide an operator with the ability to make a facial composite or some likeness of a suspect (artist rendering).

2.6.2        FACIAL RECOGNITION

             CIS shall provide a facial recognition capability. The facial recognition shall be done from the image facial composite features. The operator shall not be required to identify and enter the facial composite features for the recognition capability i.e., the facial recognition software shall automatically determine the composite

                                   Exhibit A

                                              OCSO-IWS Agreement: Page 26

          features upon capture of the image. Our current image system (Ximage) can use a skin tone value 0 (white) to 255 (black) for searches but, the user has to physically move the mouse to the skin tone field press the left mouse button, move the mouse to the specific location used by our agency to get the skin tone (there is no mark for this), THEN click the left and right mouse buttons SIMULTANEOUSLY. It is so much trouble that our agency has elected to NOT USE this feature. The new system should be more user friendly.

2.6.3     DISGUISES

          CIS shall provide tools for the operators to add disguises to any of the saved images. For example, add a mustache, beard, glasses, mole, thin the hair, add a scar, tattoo, change the color of the hair, etc.

2.7       IMAGE AND DATA BACKUP

          CIS shall provide an automatic backup of all captured images and data on a daily basis.

2.8       SYSTEMS ADMINISTRATION

          - Provide tools to assign/de-assign user names and passwords

          - Provide tools to assign/de-assign security levels for all operator functions in all three components of the proposed imaging system provided by the vendor e.g., seal, unseal, update, create photolineups, etc.

          - Provide tools to generate statistical & data reports

                                      Exhibit A

                                              OCSO-IWS Agreement: Page 27


          - Provide tools to assess interfaces, image stations, backup, and system problems

          - Provide tools for doing the system backups

          - Provide server/main CIS system analysis tools e.g., to determine amount of disk space available, disk analysis, size of database, count of images stored, how many image stations are logged onto the system, etc.

          - Provide tools for image station analysis e.g., determine amount of disk space available, printer problems on the station, scanner problems on the station, etc.

          - Provide tools to add, change, delete items from all drop down menus.

          - Provide tools to send messages to the image stations when the system is going to be down, and provide new system changes, etc.


2.9       SUPPORT AND MAINTENANCE

          The vendor shall provide support and maintenance 24 hours a day 7 days a week.

2.10      INTERFACE REQUIREMENTS

          This section will describe in detail all the interfaces with the CIS system.

2.10.1    BOOKING/DESCRIPTOR INTERFACE


                                      Exhibit A

                                              OCSO-IWS Agreement: Page 28


          CIS shall interface with our current DEC Alpha 2100-5250 for the booking and personal descriptive information. The ASCII booking and personal descriptive information will be transferred every 15 minutes from the DEC Alpha to the CIS system via TCP/IP using the File Transfer Protocol (FTP) in the format as described in Appendix D.

2.10.2    WARRANT INTERFACE

          CIS shall provide an interface to the Orange County Sheriff's Office Warrants program. This means that the image must be transferrable in the TIFF format and be accessible on demand from our current DEC Alpha System via TCP/IP FTP. Please see Appendix E for the details.

2.10.3    CJNET INTERFACE

          CIS shall provide an interface for our State's Criminal Justice Network (CJNET). This means that the images must be transferrable in the JPEG format and be accessible on demand from our current System, the DEC Alpha via TCP/IP using the FTP. Please see Appendix F for the details.

2.10.4    IMPORTING IMAGES

          CIS shall have the capability to store other images from other sources such as, scanned images (positive and negative), scanned documents, surveillance tape, photographs, video tape/camera, etc.


                                      Exhibit A

                                              OCSO-IWS Agreement: Page 29

2.10.5    EXPORTING IMAGES

          CIS shall provide tools for exporting the JPEG CIS images and composites to other sources such as intranets e.g., CJNET, Intelligence databases, or gang database; the Orange County Sheriff's Internet site; intranet sites; PC tools such as photoshop, paintshop, word processing, etc.

2.10.6    MOBILE DATA TERMINALS

          CIS shall provide the on demand compressed JPEG thumbnail images for exporting to Mobile Data Terminals. See Appendix I for the details.



                                      Exhibit A

                                              OCSO-IWS Agreement: Page 30

                           3.0 EMPLOYEE IMAGE SYSTEM (EIS)

3.1       LOCATION OF EIS IMAGE STATION

          The Employee Image System (EIS) shall provide a single personnel station in the Human Resources Department that has the capability of capturing personnel photographs. This station shall communicate via TCP/IP through the Orange County Network. See Appendix A for the specific location.

3.2       EMPLOYEE ID BADGES

          EIS shall provide personnel ID badges with the employee's ID number (name key) in a barcode at the bottom of the badge. If the barcoding cannot contain spaces, the character "$" will be used to replace each space in the employees's ID number. The barcodes must be in the barcode 39 format (standard for Orange County). EIS shall provide two types of badges one with a Orange County star insignia and one without the star insignia. The badge type shall be operator selectable and be no larger than 2 1/8" X 3 3/8" to be compatible with the Orange
          County proximity cards (building access cards). Please see Appendix G for EIS badges.

3.3       TRANSFER OF HISTORICAL IMAGES

          The vendor shall make provisions to convert approximately 4000 images (from the older version of JPEG format to the most recent JPEG format at the time of contract award) and data from our current system as of September 22, 1998.


                                      Exhibit A

                                                   OCSO-IWS Agreement: Page 31

     3.4       PERSONNEL FUNCTIONS

               This section will describe in detail the operator's functional needs.


     3.4.1     IMAGE VIEWING

               EIS shall allow the operator to view the image before it is stored. This will allow for a better quality of picture to be stored.


     3.4.2     PROFILE

               EIS shall allow an employee to be photographed facing the camera (front profile).


     3.4.3     CAMERA ADJUSTMENTS

               Same as section 2.3.4.


     3.4.4     POWER BACKUP

               Same as section 2.3.6.


     3.4.5     VIEWING, SEARCHING, UPDATING, SEALING, UN-SEALING IMAGES

               Same as section 2.4.1.


     3.4.6     SEALING

               Same as section 2.4.2.


     3.4.7     UN-SEALING

               Same as section 2.4.3.


     3.4.8     UPDATING

               EIS shall provide the capability to update all the textual data associated with the employees' images. EIS shall provide editing on all data fields as described in Appendix G.

                                    Exhibit A

                                                   OCSO-IWS Agreement: Page 32

     3.4.9     ENTERING MULTIPLE EMPLOYEE IMAGES

               EIS shall provide the capability of creating a computerized "folder" of all EIS employee images, documents, fingerprints, etc. EIS shall provide the tools to add new images and name changes of an employee into a "folder". EIS shall provide the tools to open a "folder" and view, update, seal, or unseal all or some of the folder's contents.


     3.4.10    REPORTS

               The EIS system shall provide reports as described in Appendix
               G.


                                   Exhibit A

                                                   OCSO-IWS Agreement: Page 33

                             4.0  MISSING PERSONS IMAGE SYSTEM (MIS)

     4.1       LOCATION OF MIS IMAGE STATION

               The Missing Persons Image System (MIS) shall provide a single Imaging station in the Missing Persons Department capable of scanning in photographs of missing persons. This station shall communicate via TCP/IP through the Orange County Network. See Appendix A for the specific location.


     4.2       MISSING PERSON FUNCTIONS

               This section will describe in detail the operator's functional needs.


     4.2.1     IMAGE CAPTURE

               MIS shall provide tools for the operator to scan a photograph(s) of a missing person, and easily manipulate the colors of the scanned backgrounds to match the standard MIS system backgrounds. The operator should also be able to rotate the scanned images, clip an image from a group shot of people, and manipulate the colors. The operator shall be able to scan other images related to a missing person such as, tattoos, jewelry, fingerprints, dental records, etc. MIS shall allow the operator to view the scanned image before it is stored. This will allow for a better quality of picture to be stored. After the image(s) are captured, the operator will be required to enter the case number as described in Appendix H.


     4.2.2     FACIAL COMPOSITES

               MIS shall provide an operator with the ability to make a facial composite or some likeness of the missing person (artist rendering).

                                   Exhibit A

                                                   OCSO-IWS Agreement: Page 34

     4.2.3     BULLETINS

               MIS shall provide an operator with the ability to create bulletins with an image of a missing person or persons. Formats for the bulletins will be provided later.


     4.2.4     AGING IMAGES

               MIS shall provide an operator with the tools to age a captured image.


     4.2.5     SEARCHING

               MIS shall allow the operator to retrieve only missing person images using single textual field or an operator selectable group of textual fields associated with the image. MIS shall put a limitation on the number of images an image station can retrieve per single search. The limit should not exceed fifty images.


     4.2.6     SEALING

               MIS shall provide the capability to seal all images, composites, tattoos, etc. The sealing capability will not facilitate a permanent erase. If the operator tries to view a "sealed" image or folder, the operator shall be informed by the MIS system that it is sealed.


     4.2.7     UN-SEALING

               MIS shall provide the capability to unseal "sealed" images, composites, tattoos, etc in case of accidental sealing.


     4.2.8     UPDATING

               MIS shall provide the capability to update all the textual data associated with the images, composites, etc. except for the creation date & time, the name of the operator who created the image, the

                                   Exhibit A

                                                   OCSO-IWS Agreement: Page 35

               date & time the image was changed, and the name of the operator who made the change. All of the times shall be in hours, minutes, seconds, milliseconds. MIS shall provide editing of all fields the operator can input or update. The edits shall be as described in Appendix H.


     4.2.9     HABITUAL RUNAWAYS

               MIS shall provide the capability of creating a computerized "folder" of all MIS images, documents, bulletins, composites, etc. for a missing person that habitually runs away. MIS shall provide the tools to move operator selected images from one "folder" to another "folder" or consolidate "folders". MIS shall provide the tools to open a "folder" and to view, update, seal, or unseal individual "folder" items or the entire folder itself.


     4.3       INTERFACE REQUIREMENTS

               This section will describe in detail all of the interfaces with the MIS system.

     4.3.1     MISSING PERSON INTERFACE

               MIS shall interface with our DEC Alpha for the missing person information. The ASCII missing person data will be transferred to the MIS system via TCP/IP using FTP. Please see Appendix H for a detailed description of the text and data transfer.


     4.3.2     CJNET INTERFACES

               MIS shall provide an interface for the Florida Criminal Justice Network (CJNET). This means that the missing person images must be transferrable in the JPEG format and be accessible on demand from our current system, the DEC Alpha via TCP/IP using FTP. Please see

                                   Exhibit A

                                                    OCSO-IWS Agreement: Page 36
               Appendix F for the details.

     4.3.3     IMPORTING IMAGES

               MIS shall have the capability to store other images from other sources such as, scanned images (positive and negative), scanned documents, photographs, video tape/camera, etc.

     4.3.4     EXPORTING IMAGES

               MIS shall provide the tools for exporting the JPEG MIS images and composites to other sources such as intranets e.g., CJNET, Missing Persons Clearinghouse, etc.; the Orange County Sheriff's Office Internet site; intranet sites; PC tools such as photoshop, paintshop, word processing, etc.

                                  Exhibit A

                                                    OCSO-IWS Agreement: Page 37

                            5.0  SYSTEM REQUIREMENTS

               This section will describe the system level requirements for all three components of the imaging system (CIS, EIS, MIS).

     5.1       SECURITY LEVELS

               CIS shall provide all the capabilities and functions described in this Specification on every installed image station i.e., view, add, update, seal, archive, etc. This will allow an operator to use any of the installed image stations with his/her normally assigned capabilities. By having all functions available at each of the image stations, this will allow for easier handling of the equipment and personnel reassignments. The Systems Administrator shall have the tools to assign or de-assign these capabilities to an operator depending on the operator's assigned or newly assigned duties. For example, some operators will have the capability of viewing the adult and juvenile images whereas, others will only be allowed to view the adult images.

     5.2       HARDWARE EXPANSION

               The vendor shall allow for expansion of up to 25 image stations and up to at least 6 capture stations.

     5.3       IMAGE & DATA ARCHIVING

               The vendor shall provide the capability of archiving any images and data in any of the three components of the system. The operator designated via security privilege shall be allowed to archive the images and data by a selectable date range. The system shall also allow the designated operator to retrieve any images and data from the archives as needed.


                                  Exhibit A

                                                    OCSO-IWS Agreement: Page 38

                       6.0  TEST PLANS & TEST PROCEDURES

               The vendor shall develop detailed test plans and formal test procedures for the Orange County Sheriff's Office (OCSO) Imaging System. The test procedures shall include a Requirements Traceability Matrix that maps each requirement in the OCSO Functional Specification to a specific vendor developed test procedure. The Test Plan, the Test Procedures and the Requirement Traceability Matrix shall be submitted to OCSO at least 60 days prior to the beginning of on-site testing. OCSO will review the documentation within 15 days and will report any deficiencies to the vendor. The vendor will have 30 days to take corrective action and resubmit the documents.

     6.1       TESTING

               The vendor and OCSO shall jointly participate in on-site testing. The OCSO test conductor will verify that each test procedure has been executed, and that the results are acceptable. All failed tests will require re-test after corrective action has been taken.

     6.2       TRAINING

               The vendor shall develop a training plan (curriculum) as well as classroom materials to be used in formal training classes for the OCSO users. The training plan and training materials shall be submitted to OCSO at least 60 days prior to the beginning of on-site training. OCSO shall have 15 days to review the materials and report any deficiencies. The vendor will have 30 days to take corrective actions and resubmit the documents. The vendor's curriculum shall include separate training for:


                                  Exhibit A

                                                    OCSO-IWS Agreement: Page 39

                    - System's Administrator
                    - Corrections
                    - Juvenile Assessment Center

                    -Orlando Police Departments:
                         Identification
                         Investigative Division

                    - OCSO Departments:
                         Records/Identification
                         Warrants
                         VIN (Vice, Intelligence, Narcotics)
                         Sector 1
                         Sector 2
                         Sector 3 (Criminal Investigation Division)
                         Sector 4
                         Sector 5 (Tourist Oriented Policing)
                         Human Resources (Personnel)
                         Missing Persons

                    - Winter Park Police Department

     6.3       ACCEPTANCE

               Receipt and approval of all contract deliverables, completion of all training, and a successful conclusion to testing shall constitute acceptance.

                                  Exhibit A

                                                    OCSO-IWS Agreement: Page 40

                                  7.0  CONTACTS

     1. Ms. Janice Knight, Director of Information Management Services 407-836-9184

     2.        Mr. Peter Gookins, Project Manager 407-836-3956

     3. Ms. Debby Stepien, Information Systems Supervisor (Technical Contact) 407-836-9067


                                  Exhibit A

                                              OCSO-IWS Agreement: Page 41


                         APPENDIX A (Revised 5/5/1999)

The specific locations of the image viewing and capture stations shall be as follows:

    TYPE OF IMAGE STATION              LOCATION

1.  Image Capture Station #1           Central Booking Office
    with one black & white printer     3803 Vision Blvd.
                                       Orlando, FL

2.  Image Capture Station #2           Juvenile Assessment
    with one black & white printer     Center
                                       823 W. Central Avenue
                                       Orlando, FL

3.  Image Viewing Station              Info Mgmt Services
    Image system servers and/or        6590 Amory Court
    Main Image System/Database         Winter Park, FL

4.  Three Image Viewing Stations       Records/Identification
                                       Sheriff's Operations
    station #1 (Records):              2400 W. 33rd Street
      one black & white printer        Orlando, FL
      one color printer
      scanner (negative & positive)

    station #2 (Records):
      with one color printer

    station #3 (Identification):
      one color printer capable of 8" x 10" printing one black & white printer scanner (negative & positive)

5.  Two Image Viewing Stations         Major Case
                                       Cassady Building
    Station #1 (CID):                  2450 W. 33rd Street
      one color printer                Orlando, FL

    Station #2 (Missing Persons):
      one color printer
      one black & white printer
      scanner (negative & positive)

6.  One Image Viewing Station          Warrants
    with one black & white printer     425 N. Orange Avenue
      one color printer                Orlando, FL

7.  One Image Viewing Station          Sector 4
    with one color printer             Operations Building
                                       2400 W. 33rd Street
                                       Orlando, FL

8.  One Image Viewing Station          Sector 1 (Apopka)
    with one color printer             1111 N. Rock Springs Rd.


                            Exhibit A, Appendix A

                                              OCSO-IWS Agreement: Page 42

                                       Apopka, FL

9.  One Image Viewing Station          Sector 2 (East Orange)
    with one color printer             10244 E. Colonial Dr
                                       Orlando, FL

10. One Image Viewing Station          Sector 3 (West Orange)
    with one color printer             475 W. Story Rd.
                                       Ocoee, FL

11. One Image Viewing Station          VIN
    with one color printer             Address will be
                                       provided during the
                                       site survey

12. One Image Viewing Station          Sector 5 (TOPS)
    with one color printer             6825 Westwood Blvd.
                                       Orlando, FL

13. One Image Capture Station          Human Resources Dept
    with two badge printers            Cassady Building
         one black & white printer     2450 W. 33rd Street
                                       Orlando, FL

14. Two Image Viewing Stations         Orlando Police Dept
                                       100 S. Hughey Ave
    station #1 (Identification):       Orlando, FL
      one black & white printer

    station #2 (Investigation):
      no printer prints to shared printer
      on station #1

15. One Image Viewing Station          Winter Park Police
    with one color printer             401 Park Ave. South
    (Pending)                          Winter Park, FL

16. One Image Viewing Stations         Metropolitan Bureau of
    with one color or b/w printer      Investigation
    (Pending)                          9th Judicial District
                                       250 N. Orange Avenue,
                                       Suite 1600
                                       Orlando, FL

17. One Image Viewing Station          Professional Standards
    with one color printer             55 W., Pineloch
                                       Orlando, FL


                             Exhibit A, Appendix A

                                              OCSO-IWS Agreement: Page 43


                            APPENDIX B

This appendix describes all of the required historical data conversion from our current system (Ximage) to the new CIS system.
The conversions are as follows:

1. The Inmate Number is currently 8 characters long. The first two digits represent the year and must be converted to include the century. The new Inmate Number would for example be converted from 98041894 to 1998041894.

2. The case number is currently 9 characters long. In case the Orange County court system changes the case number to be year 2000 compliant, the vendor shall put six extra characters at the end of this field for future expansion.

3. The current image system has two separate databases for the its criminal component (Adult and Juvenile). Some adults are in the juvenile database and vice versa. During the conversion process, this can be corrected by looking at the third position of the inmate number. If third position of the inmate number is 9, then the inmate is a juvenile otherwise it is an adult.

4. The current image system has a status field that indicates whether the image is sealed or not sealed. All of the images should be transferred to the new system. The status fields are "A" for active, "S" for sealed, and there are also some "D" statuses which also mean sealed.



                                  Exhibit A, Appendix B

                                              OCSO-IWS Agreement: Page 44


5. As each record is converted from the current system to the CIS system, the ASCII characters "CONVERT" shall be inserted into the operator id create and update fields of each image record along with the date and time stamp.

6. The current image system has a charge code table which contains the charge code, degree, and charge description. The vendor shall either provide a similar table with System Administrator add/delete/change capabilities or accept the data from the Orange County Sheriff's Office DEC Alpha using newly assigned tags as described in Appendix D.



                                Exhibit A, Appendix B

                                              OCSO-IWS Agreement: Page 45


                                   APPENDIX C

This appendix will describe the special indicator flags used to get the operator's attention. This flag should be displayed on the image station's display at the top in bold, large, or differentiating color when the user brings up an image with one of the listed flags below.

The flags are as follows:

             1.  DEATH ROW
             2.  SIGNAL 20
             3.  SECURITY RISK
             4.  ESCAPE RISK
             5.  EXTREMELY VIOLENT
             6.  SIGNAL 300
             7.  REPEAT OFFENDER
             8.  CAREER CRIMINAL
             9.  VIOLENT OFFENDER
             10. DECEASED

See Appendix D for the details on transferring the flags from the DEC Alpha to the CIS system.


                       Exhibit A, Appendix C

                                       APPENDIX D

This Appendix will describe in detail the CIS interface with the DEC Alpha
System.

The operator will add an image to CIS as follows:

1. The operator will enter his/her name or have the system automatically enter his/her name from the system log-on process. Then the system will automatically record the system date and time. If the operator needs to request a new inmate number, the operator will enter the booking type (sexual predator, criminal registrant, adult, or juvenile). The CIS system software will automatically generate the inmate number from the type of booking entered by the operator. The inmate number shall be in the following format:

        SIZE                 FORMAT
        ----                 ------
        10                   YYYYTNNNNN

                             WHERE YYYY  =  4 DIGIT YEAR

                                   T = BOOKING TYPE

                                          V = CRIMINAL REGISTRANT

                                          S = SEXUAL PREDATOR

                                          9 = JUVENILE

                                          NOT 9 = ADULT

                                   NNNNNN = NEXT SEQUENTIAL NUMBER

                                          The sequential number will start

                                          at zero at the beginning of each

                                          new year.


                            Exhibit A, Appendix D

         *** Note:  The vendor shall be responsible for determining the last inmate number (sequential number) entered into each booking type from the current system.

     The operator shall be given the option of requesting a new inmate number or using an existing inmate number. If the operator uses an existing inmate number, the CIS system shall allow a new image or images to be captured.

2. The operator will enter the booking data and inmate's descriptive textual information. This information shall be provided later.

3. The operator will then capture the front and side profiles and any other images wanted.

4. Then the operator will manually indicate that the record is to be saved, for example press the F12 function key. When the operator saves a record, the CIS system shall transfer all the booking and descriptive textual information to the DEC Alpha System via TCP/IP using FTP. The format for the FTP file will be provided later.

5. The DEC Alpha System will transfer any booking textual data changes made on the DEC Alpha System for updating on the CIS system every 15 minutes via TCP/IP using FTP.

The data format for the FTP file that will be transferred via TCP/IP to the CIS system shall be as follows:

1.   ASCII TEXT FILE

2.   ONE TAGGED DATA ITEM PER LINE

3. EACH LINE IN THE FILE MUST BE TERMINATED WITH A CR/LF (CARRIAGE RETURN AND LINE FEED CONTROL CHARACTERS)


                             Exhibit A, Appendix D

Tagged Data Line Format:

              Item                        Columns
              ----                        -------
              Tag                         1  -  6

              Underscore                  7

              Tag Group                   8  -  10

              Unused                      11 -  12

              Value                       13 -  ?? (variable length)

              CR/LF                       at the end of the tagged data line

The tag numbers and values are as follows for the current image system. The tag numbers can be expanded if the vendor's system has other values that currently reside on the DEC Alpha. All values will be ASCII characters (X = ALPHANUMERIC, A = ALPHABETIC, N = NUMERIC, Y = YEAR, MM = MONTH, DD = DAY).

             Tag Number                Description                   Size                Values
             ----------                -----------                   ----                -----
             0101                      Transaction Type              2                   10 = add/update
                                                                                         by inmate number

                                                                                         20 = update every
                                                                                         image record with
                                                                                         this namekey

             0102                      Adult/Juvenile                8                   ADULT
                                                                                         JUVENILE

             2001                      Inmate Number                 10                  YYYYNNNNNN

             2005                      Last Name                     30                  ALPHABETIC

             2006                      First Name                    30                  ALPHABETIC


             2007                      Middle Name                   20                  ALPHABETIC

             2008                      Suffix Name                   10                  JR, SR, I, II, ETC.

             2009                      Date of Birth                 8                   MMDDYYYY


                                       Exhibit A, Appendix D


             Tag Number                Description                   Size                Values
             ----------                -----------                   ----                -----
             2012                      Sex                           1                   M = MALE
                                                                                         F = FEMALE
                                                                                         U = UNKNOWN

             2014                      Flags                         18                  See appendix B

             2018                      Namekey                        9                  AAAAAXXXX
                                                                                         AAAAA = FIRST 5
                                                                                         LETTERS OF LAST
                                                                                         NAME

             2019                      Juvenile Jacket               8                   XXXXXXXX
                                       Number

             2021                      Original Case                 15                  XXXXXXXXXXXXXXX
                                       Number

             3001                      Sexual Appearance             1                   M = MALE
                                                                                         F = FEMALE
                                                                                         U = UNKNOWN

             3003                      Race                          1                   W = WHITE
                                                                                         B = BLACK
                                                                                         H = HISPANIC
                                                                                         I = AMERICAN
                                                                                             INDIAN
                                                                                         A = ASIAN
                                                                                         O = OTHER

             3004                      Height in inches              3                   NNN

             3005                      Weight in pounds              3                   NNN

             3007                      Hair Color                    3                   BRO = BROWN
                                                                                         BLK = BLACK
                                                                                         BLN = BLONDE
                                                                                         RED = RED
                                                                                         WHI = WHITE
                                                                                         GRY = GRAY
                                                                                         SDY = SANDY
                                                                                         SAP = SALT&PEPPER

             3010                      Eye Color                     3                   BLK = BLACK
                                                                                         BRO = BROWN
                                                                                         BLU = BLUE
                                                                                         GRY = GRAY
                                                                                         HAZ = HAZEL
                                                                                         MAR = MAROON
                                                                                         PNK = PINK
                                                                                         GRN = GREEN

                                       Exhibit A, Appendix D


             Tag Number                Description                   Size                Values
             ----------                -----------                   ----                -----
             5001_001                  Charge Code 1                 25                  ALPHANUMERIC WITH
                                                                                         PERIODS AND
                                                                                         PARENTHESIS

             5001_002                  Charge Code 2                 25

             5001_###                  More Charge Codes if needed...

Note: The inmate number is mandatory for type 10 transactions and should be omitted for type 20 transactions. Updates received from the DEC computer, shall be entered into the appropriate Image System record. The ASCII characters "JAIL" shall be inserted into the operator ID update field of each image record along with a date and time stamp. The CIS system shall not update the CIS record if the inmate's last name on the CIS system, (i.e. that was entered by the operator in step 2 above) does not match the inmate's last name transferred from the DEC Alpha. This will be an added check to prevent the overlay of an inmate's last name and inmate number when the operator has typed the inmate number into the CIS system incorrectly. This will also allow the CIS operators the ability to correct the inmate numbers more easily.


                             Exhibit A, Appendix D

                                              OCSO-IWS Agreement: Page 51


                               APPENDIX E
                               ----------

This appendix will describe in detail the TIFF interface to the DEC Alpha Warrants program.

The data format for the ASCII FTP file that will be transferred via TCP/IP to the CIS system will be as follows:

1.  ASCII text file

2.  One tagged data item per line

3. Each line in the file must be terminated with a CR/LF (carriage return and line feed control characters)

Tagged Data Line Format will be as follows:

1. The word KEY followed by the key wanted (inmate number) and CR/LF (carriage return and line feed control characters).

2.  The word DATABASE followed by the database name and CR/LF.

3.  The word IMG_FORMAT followed by TIFF and CR/LF.

A sample FTP ASCII text file would look as follows:

KEY 1998900028(CR/LF)DATABASE CIS(CR/LF)IMG_FORMAT TIFF(CR/LF)

The request file names shall be WAR(inmate_number)####.REQ. #### will be a unique DEC Alpha program generated sequence number. The above example would have a request file name

                 WAR1998800028001.REQ

The CIS system shall return a status file. The CIS status file name will be a derivative of the data requested. The file name that contains the status of the request will be WAR(inmate number)####.RES

The above example would have a response file name

                 WAR1998900028001.RES


                        Exhibit E, Appendix A

                                              OCSO-IWS Agreement: Page 52


The contents of the status file shall be in the following format:

                          STATUS_CODE #

# is the number of the status codes which are:

             0              = image found

             1 to 9         = error statuses may be defined by the vendor


The CIS system shall return the requested image in the file named as

             WAR(inmate_number)####.IMG

The example above would be WAR1998900028001.IMG



                        Exhibit E, Appendix A

                                              OCSO-IWS Agreement: Page 53


                                APPENDIX F
                                ----------

This appendix will describe in detail the CJNET interface. The Interface with CJNET will allow the Orange County Sheriff's Office DEC Alpha system via TCP/IP to request a JPEG image from the three different components of the new image system (CIS, EIS, MIS).

The image request FTP ASCII file shall have a file name like

                 CIS(inmate_number)####.REQ

                             Or

             EIS(social_security_number)####.REQ

                             Or

                   MIS(case_number)####.REQ

        where #### is a unique sequence number generated by the requesting DEC Alpha program.

The record in the request file shall be in the following format:

KEY followed by key of image system component, DATABASE followed by the image component name (CIS or EIS or MIS), IMG_FORMAT followed by JPEG and CR/LF (carriage return/line feed control characters).

Examples:

1.  KEY 1998000114(CR/LF)DATABASE CIS(CR/LF)IMG_FORMAT JPEG(CR/LF)

2.  KEY 222889999(CR/LF)DATABASE EIS(CR/LF)IMG_FORMAT JPEG(CR/LF)

3.  KEY 1998901234(CR/LF)DATABASE MIS(CR/LF)IMG_FORMAT JPEG(CR/LF)

The FTP ASCII status file will have a file name like

                 CIS(inmate_number)####.RES

             EIS(social_security_number)####.RES

                   MIS(case_number)####.RES



                          Exhibit A, Appendix F

                                              OCSO-IWS Agreement: Page 54


The contents of the status file will be the same as the contents described in Appendix E for the TIFF interface.

The image shall be returned in a file with the name in the following format:

                 CIS(inmate_number)####.IMG

             EIS(social_security_number)####.IMG

                   MIS(case_number)####.IMG



                             Exhibit A, Appendix F

                                              OCSO-IWS Agreement: Page 55

         APPENDIX G
         ----------

This section will describe in detail the EIS data field edits and the transferring of data from the Orange County Sheriff's Office DEC Alpha computer system.

The EIS system shall edit the EIS fields as shown in the table below.
The values are defined in the table below as A = ALPHA, N = NUMERIC, X = ALPHANUMERIC. The tags will be used to transfer the data as described in Appendix D.


Size   Element/Tags                   Values         Description/Values
----   --------------------------     ---------      --------------------
 9     SOCIAL SECURITY NUMBER/2040    NNNNNNNNN      EMPLOYEE'S SOCIAL
                                                     SECURITY NUMBER

 20    LAST NAME/2005                 ALPHA          EMPLOYEE'S LAST
                                                     NAME

 20    FIRST NAME/2006                ALPHA          EMPLOYEE'S FIRST
                                                     NAME

 12    MIDDLE NAME/2007               ALPHA          EMPLOYEE'S MIDDLE
                                                     NAME

 8     SUFFIX NAME/2008               ALPHA          EMPLOYEE'S SUFFIX
                                                     NAME

 11    EMPLOYEE STATUS/2041           ALPHA          CURRENT
                                                     NOT CURRENT

 9     NAME KEY/2042                  AAAAAXXXX      EMPLOYEE'S NAME
                                                     ASSIGNED KEY

 6     EMPLOYEE ID/2043               NNNNNN         EMPLOYEE'S ID NUMBER
                                                     FROM THE ORANGE
                                                     COUNTY'S PAYROLL SYSTEM

 7     BADGE TYPE/2044                ALPHA          SWORN
                                                     CIVILIAN
                                                     RETIREE

 15    REASON/2045                    ALPHA          NEW IDCARD
                                                     REPLACEMENT
                                                     FOUND&DESTROYED
                                                     PROMOTION
                                                     LOST



                                 Exhibit A, Appendix G

                                                     OCSO-IWS AGREEMENT: PAGE 56



Size      Element/Tags             Values         Description/Values
----      ----------------------   ------         ------------------
                                                  REPRINT
                                                  STOLEN
                                                  DEMOTED
                                                  RECLASSIFY

15        DEPARTMENT/2046          ALPHA      **  S-RES DEPUTY I
                                                  S-RES DEPUTY II
                                                  S-DEP SHERIFF I
                                                  S-DEP SHERIFF II
                                                  S-DEP F CLASS I
                                                  S-DEP F CLASS II
                                                  S-CORPORAL I
                                                  S-CORPORAL II
                                                  S-SERGEANT I
                                                  S-SERGEANT II
                                                  S-LIEUTENANT
                                                  S-COMMANDER
                                                  S-CAPTAIN
                                                  S-DIRECTOR
                                                  S-MAJOR
                                                  S-UNDERSHERIFF
                                                  S-SHERIFF
                                                  S-CBO/DEPUTY
                                                  C-CIVILIAN
                                             ***  C-VOLUNTEER
                                                  C-CIVIL PROC OFF
                                                  C-TASK FORCE
                                                  C-SCHOOL GUARD
                                                  C-PSO
                                                  C-EXPLORER
                                                  C-CITIZEN ADVR
                                                  C-TEMP EMPLOYEE
                                                  C-POLL DEPUTY
                                                  C-CHAPLAIN
                                                  C-INTERN
                                                  C-HON DEPUTY
                                                  C-PARKING ENF
                                                  C-FSO
'                                                 R-DEP SHERIFF
                                                  R-DEP F CLASS
                                                  R-CORPORAL
                                                  R-DEP F CLASS
                                                  R-CORPORAL
                                                  R-SERGEANT
                                                  R-LIEUTENANT
                                                  R-CAPTAIN
                                                  R-COMMANDER I
                                                  R-DIRECTOR
                                                  R-COMMANDER II
                                                  R-UNDERSHERIFF
                                                  R-SHERIFF
                                                  R-CIVILIAN
                                                  P-SPEC PROC SRV

                                 **  "S-" MEANS SWORN


                                EXHIBIT A, APPENDIX G

                                                     OCSO-IWS AGREEMENT: PAGE 57


Size      Element/Tags             Values         Description/Values
----      ----------------------   ------         ------------------

                                  "C-"  MEANS CIVILIAN
                                  "R-"  MEANS RETIRED
                                  "P-"  MEANS PROCESS OFFICER

                             ***  C-VOLUNTEER IS NO LONGER ISSUED A BADGE.
                                  VENDOR SHALL NOT HAVE IT IN THE DROP DOWN
                                  LIST OR EDIT LISTS BUT, IT MUST BE
                                  RETAINED FOR HISTORICAL DATA PURPOSES

1         FTP transfer
          status/2047               N             0 = no errors
                                                  1 = no data available
                                                      on DEC Alpha

The badge numbers shall be automatically generated by the EIS software. The vendor must make provisions to find the last numbers issued in the following categories of sworn (S######), civilian (C######), retired (R######), and special process officer (P######) where ###### is an EIS system generated number.

The EIS system shall request the employee data from the Orange County Sheriff's Office DEC Alpha system via TCP/IP using the FTP. The operator of EIS will enter the social security number. Upon entry of the social security number, the EIS system will send an FTP file with the social security number entered by the EIS operator. The EIS shall allow the operator to enter the data into the EIS system upon failure to receive the data from the DEC Alpha for example if the DEC Alpha or network is down, TCP/IP errors, no data on the DEC Alpha for that employee, etc. The DEC Alpha system will open the EIS file, extract the social security number and transfer via FTP and tag numbers the employee data as shown in the table above. If the EIS has other data which is also on the DEC Alpha, that data can also be transferred to the EIS as it is identified.

The EIS system shall provide the reports on (details to be provided later):


                                EXHIBIT A, APPENDIX G

1. Alphabetical by employee name of all badge numbers issued to current employees.

2.   Report of current badge numbers in numerical order by badge numbers.

3.   Alphabetical listing of current employees.

4.   Listing by department of current employees.


                                EXHIBIT A, APPENDIX G

                                                     OCSO-IWS AGREEMENT: PAGE 59


                                      APPENDIX H


This section will describe in detail the MIS data field edits and the transferring of data from the Orange County Sheriff's Office DEC Alpha computer system.

The MIS system shall edit the MIS fields as shown in the table below. The values are defined in the table below as A = ALPHA, N = NUMERIC, X = ALPHANUMERIC. The tags will be used to transfer the date as described in Appendix D.


Size      Element/Tags                  Value          Description/Values
----      -------------------------     ----------     ------------------

10        CASE NUMBER                   CCYYNNNNNN     CASE NUMBER:
                                                        CC = CENTURY
                                                        YY = 2 DIGIT YEAR

20        LAST NAME/2005                ALPHA          LAST NAME

20        FIRST NAME/2006               ALPHA          FIRST NAME

12        MIDDLE NAME/2007              ALPHA          MIDDLE NAME

8         SUFFIX NAME/2008              ALPHA          SUFFIX NAME

1         SEX/2012                      A              F = FEMALE
                                                       M = MALE
                                                       U = UNKNOWN

1         RACE/3003                     A              W = WHITE
                                                       B = BLACK
                                                       H = HISPANIC
                                                       I = AMERICAN INDIAN
                                                       A = ASIAN
                                                       O = OTHER

8         DOB/2009                      MMDDYYYY       DATE OF BIRTH

11        HAIR COLOR/3007               ALPHA          BROWN
                                                       BLACK
                                                       BLONDE
                                                       RED
                                                       WHITE
                                                       GRAY
                                                       SANDY
                                                       SALT&PEPPER
                                                       UNKNOWN


                                EXHIBIT A, APPENDIX H

                                                     OCSO-IWS AGREEMENT: PAGE 60



Size      Element/Tags                  Value          Description/Values
----      -------------------------     ----------     ------------------

8         EYE COLOR/3010                ALPHA          BLACK
                                                       BLUE
                                                       BROWN
                                                       GRAY
                                                       HAZEL
                                                       MAROON
                                                       PINK
                                                       GREEN
                                                       MULTIPLE
                                                       UNKNOWN

3         HEIGHT/3004                   NNN            HEIGHT IN INCHES

3         WEIGHT/3005                   NNN            WEIGHT IN POUNDS

1         FTP TRANSFER STATUS/2047      N              0 = NO ERRORS
                                                       1 = NO DATA AVAILABLE
                                                           ON DEC ALPHA

The MIS system shall request the missing person data from the Orange County Sheriff's Office DEC Alpha system via TCP/IP using the FTP. The operator of MIS will enter the case number. Upon entry of the case number, the MIS system shall send an FTP file to the DEC Alpha with the case number entered by the MIS operator. The MIS shall allow the operator to enter the data into the MIS system upon failure to receive the data from the DEC Alpha for example if the DEC Alpha or network is down, TCP/IP errors, no data on the DEC Alpha for that missing person, etc. The DEC Alpha system will open the FTP file, extract the case number and transfer via FTP and tag numbers the missing person data as shown in the table above. If the MIS has other data which is also on the DEC Alpha, that data can also be transferred to the MIS as it is identified.


                                EXHIBIT A, APPENDIX H

                                                   OCSO-IWS Agreement: Page 61

                                      APPENDIX I

This appendix will describe in detail the MDT interface to the image system.

The data format for the ASCII FTP file that will be transferred via TCP/IP to the Image system will be as follows:

1.   ASCII text file
2.   One tagged data item per line
3. Each line in the file must be terminated with a CR/LF (carriage return and line feed control characters)

Tagged Data Line Format will be as follows:

1. The word KEY followed by the key wanted and CR/LF:

     (carriage return and line feed control characters).

     The keys will be as follows:

               Database                              Key
               --------                              ----

                 CIS                            inmate number

                 EIS                            social security number

                 MIS                            case number

2. The word DATABASE followed by the database name (CIS, EIS, OR MIS) and CR/LF.

3. The word IMG_FORMAT followed by JPEGTN and CR/LF where JPEGTN is a compressed JPEG thumbnail image.

A sample FTP ASCII text file would look as follows:
KEY 1998900028(CR/LF) DATABASE CIS (CR/LF)IMG_FORMAT JPEGTN(CR/LF)
The request file names shall be MDT(key)####.REQ. #### will be a unique DEC Alpha program generated sequence number. The above example would have a request file name


                                Exhibit A, Appendix I

                                                   OCSO-IWS Agreement: Page 62

          MDT1998800028001.REQ

The Image System shall return a status file. The status file name will be a derivative of the data requested. The file name that contains the status of the request will be MDT(key)####.RES
The above example would have a response file name

                                 MDT1998900028001.RES

The contents of the status file shall be in the following format:

                                    STATUS_CODE #



# is the number of the status codes which are:

              0         = image found

              1 to 9    = error statuses may be defined by the vendor

The Image system shall return the requested image in the file named as


              MDT(key)####.IMG

The example above would be MDT1998900028001.IMG


                                Exhibit A, Appendix I

                                                   OCSO-IWS Agreement: Page 63

                                      EXHIBIT B






                                    DELIVERABLES
                                        FOR
                               CRIMINAL / EMPLOYEE /
                                  MISSING PERSONS
                                   IMAGING SYSTEM



                                        By: Debby Stepien
                                            Orange County Sheriff's Office
                                            Information Management Services


                                      Exhibit B

                                              OCSO-IWS Agreement: Page 64


                          PHASE 1 CONTRACT DELIVERABLE LIST

                ITEM                QUANTITY                     DATE
                ----                --------                     -----

1         Training Classes         6 classes                1 month before
          For Corrections                                   installation of
          trainers                                          booking image
                                                            stations

2         Training Classes         12 classes               1 month before
          for OCSO trainers                                 installation of
                                                            each OCSO image
                                                            station

3         Training Classes         3 classes                1 month before
          *currently have          per agency               installation of
           1 outside agency                                 each outside agency
           2 are pending                                    image stations

4         User Manuals             1 per trainer            At time of training
          for all trainers         (55 trainers)

5         Computer Based           1 per image              At time of
          Training                 station                  installation
          (optional)                                        of image station

6.        Video Training           1 per agency             1 month before
          (optional)               currently 3              installation of
                                   agencies 2               each image station
                                   pending

7         System Admin             2 systems                1 month before
          Training                 admin                    installation of
                                                            system

8         System Admin             2                        At time of training
          Manuals

9         Historical data          See technical            4 MAC
          conversion               specification
          (Appendix B)

10        Image servers and/       1                        4 MAC
          or main image
          system/database


                                      Exhibit B

                                                   OCSO-IWS Agreement: Page 65

                ITEM               QUANTITY                 DATE
                ----               --------                 -----
11        System Admin             1                        4 MAC
          software

12        Image station            1                        4 MAC
          + software
          (Info Mgmt
          Services)

13        Image capture            1                        5 MAC
          station
          + software +
          peripherals
          (Central booking
          Office)

14        Image capture            1                        5 MAC
          station
          + software +
          peripherals
          (Juvenile
          Assessment Center)

15        DEC Alpha/Image          1                        5 MAC
          System Interfaces
          (Appendix D)

16        Image station            3                        5 MAC
          & printers,
          scanners (Records)

17        DEC Alpha image          1                        5 MAC
          interface                See functional
          (Appendix F)             specification

18        Image station            1                        6 MAC
          & printer
          (CID)

19        Image station            1                        6 MAC
          & printer
          & scanner
          (Missing Persons)


20        Image station            1                        6 MAC
          & printer
          (Sector 4)


                                      Exhibit B

                                              OSCO-IWS Agreement: Page 66


              Item                   Quantity               Date
              ----                   --------               ----
21        Image station            1                        6 MAC
          & printer
          (VIN)

22        Warrants TIFF            1                        6 MAC
          Interface Software       See technical
          (Appendix E)             specification

23        Image station            1                        6 MAC
          & printers
          (Warrants)

24        Image station            1                        6 MAC
          & printer
          (Sector 1)

25        Image station            1                        6 MAC
          & printer
          (Sector 2)

26        Image station            1                        6 MAC
          & printer
          (Sector 3)


27        Image station            1                        6 MAC
          & printer
          (Sector 5)

28        Image station            2                        7 MAC
          & shared printer
          (Orlando Police)

29        Image station            1                        7 MAC
          & printer
          (Winter Park)


                                      Exhibit B

                                                   OCSO-IWS Agreement: Page 67

                          PHASE 2 CONTRACT DELIVERABLE LIST



              Item                   Quantity               Date
              ----                   --------               ----

1         Training Classes         1 class                  1 month before
          for Human Resources                               installation of
          Department trainers                               EIS capture station


2         User Manuals             1 per trainer            At time of training
          for all trainers         (2 trainers)

3         Computer Based           1 per image              At time of
          Training                 station                  installation
          (optional)                                        of image station

4         Video Training           1                        1 month before
          (optional)                                        installation of
                                                            each image station

5         System Admin             2 systems                1 month before
          Training                 admin                    installation of
                                                            system

6         System Admin             2                        At time of training
          Manuals

7         Historical data          See technical            4 MAC
          conversion               specification

8         EIS database             1                        4 MAC
          installation

9         System Admin             1                        4 MAC
          software

10        EIS capture              1                        5 MAC
          station + software
          + peripherals
          (Human Resources
          Department)

11        DEC Alpha/Image          1                        5 MAC
          System interface         See functional
          (Appendix G)             specification


                                      Exhibit B



                                                   OCSO-IWS Agreement: Page 68


              Item                   Quantity               Date
              ----                   --------               ----

12        DEC Alpha/Image          1                        5 MAC
          system interface         See functional
          (Appendix F)             specification






                                      Exhibit B

                                                   OCSO-IWS Agreement: Page 69

                          PHASE 3 CONTRACT DELIVERABLE LIST



              Item                   Quantity               Date
              ----                   --------               ----

1         Training Classes         1 class                  1 month before
          for the Missing                                   installation of
          Persons trainers                                  MIS capture station


2         User Manuals             1 per trainer            At time of training
          for all trainers         (2 trainers)

3         Computer Based           1 per image              At time of
          Training                 station                  installation
          (optional)                                        of image station

4         Video Training           1                        1 month before
          (optional)                                        installation of
                                                            each image station

5         System Admin             2 systems                1 month before
          Training                 admin                    installation of
                                                            system

6         System Admin             2                        At time of training
          Manuals

7         MIS database             1                        4 MAC
          installation

8         System Admin             1                        4 MAC
          software

9         MIS image                1                        5 MAC
          station + software
          + peripherals
          (Missing Persons
          Department)

11        DEC Alpha/Image          1                        5 MAC
          System Interface         See functional
          (Appendix H)             specification

12        DEC Alpha/Image          1                        5 MAC
          System Interface         See functional
          (Appendix F)             specification

                                      Exhibit B

                                                   OCSO-IWS Agreement: Page 70





                                 STATEMENT OF WORK
                                        FOR
                               CRIMINAL / EMPLOYEE /
                                  MISSING PERSONS
                                   IMAGING SYSTEM








                                         BY:  DEBBY STEPIEN
                                              ORANGE COUNTY SHERIFF'S OFFICE
                                              INFORMATION MANAGEMENT SERVICES






                                      Exhibit C

                                                    OCSO-IWS Agreement: Page 71

                               STATEMENT OF WORK

1. The Vendor shall deliver the system in three phases. The first phase shall be the CIS system, the second phase shall be the EIS system, and the third phase shall be the MIS system.

2. The Vendor shall keep the old system up and running until it is determined by the Orange County Sheriff's that the new system is acceptable.

3.   All hardware and software shall be Y2K compliant.

4. The Vendor shall determine which hardware devices (PCs, printers, cameras, etc.) can continue to be utilized with the new system.

5. The Vendor will conduct a site survey to determine where the hardware will be located and determine if any new outlets, hardware shelves, cabinets, etc. are needed before any installation of hardware and software takes place.

6. The Vendor shall provide a quote for the implementation of booking wristbands. The Orange County Jail uses approximately 100,000 wristbands per year.

7. The Vendor shall provide a quote for booking jail cards (large and small). The Orange County Jail uses approximately 55,000 to 65,000 jail cards per year.

8. The Vendor shall provide a quote for any special paper, cartridges, disks, etc. that will be required for all new peripheral devices.

9. All of the PC image stations will utilize DELL PCs. The DELL PC is the standard for the Orange County Sheriff's Office.

10. The Vendor shall provide on-site maintenance and software support 24 hours a day 7 days a week. The Vendor shall also provide an 800 telephone number for help and problem reporting that is manned 24 hours a day (no answering service).

                                   Exhibit C

                                                    OCSO-IWS Agreement: Page 72

11. The Vendor shall be able to provide hardware replacement parts within at least 24 hours during work week hours and 72 hours for weekends. The only exception will be the booking capture stations which will need on-site replacement parts within 12 hours during the work week and 24 hours for weekends.

12.  The Vendor shall have software version control. The System's
     Administrator shall know at all times what version of software is running on the system, image station PCs, etc. The Vendor shall inform the Systems Administrator of any new software upgrades applied to the system.

13. The Vendor shall provide a secure modem dial in capability to speed up the determination of software/hardware problems. The Vendor shall also provide operator assistance via a software package such as, The NORTON pcAnywhere.

14. The Vendor shall retain the historical photo lineup identification numbers. The historical identification numbers have become very important because they are currently included in our court case documentation.













                                   Exhibit C

                                                    OCSO-IWS Agreement: Page 73

                      EXHIBIT D - REQUIREMENTS DOCUMENT
     IMAGEWARE RESPONSE TO FUNCTIONAL SPECIFICATION REVISION 4 (11/12/98)


1.0                        Understood and Comply
2.1                        Understood and Comply
2.2                        Understood and Comply
2.3                        Understood and Comply
2.3.1                      Understood and Comply
2.3.2                      Understood and Comply
2.3.3                      Understood and Comply
2.3.4                      The camera has a power focus lens which is controlled by the CCS software. The camera does not auto focus on its own, and the zoom in NOT automatic. Both cases require operator intervention.
2.3.5                      Understood and Comply
2.3.6                      Understood and Comply
2.3.7                      Understood and Comply
2.3.8                      Understood and Comply
2.4.                       Understood and Comply
2.4.1                      Understood and Comply
2.4.2                      Understood and Comply
2.4.3                      Understood and Comply
2.4.4                      Understood and Comply
2.4.5                      Understood and Comply
2.4.6                      IWS will accept the data and will house and display the data in one of the user defineable fileds on the screen. The data will display in bold red font.
2.4.7                      Understood and Comply
2.5                        Understood and Comply
2.5.1                      Understood and Comply
2.5.2                      Understood and Comply
2.5.3                      Understood and Comply
2.5.4                      Colors must be manipulated via a separate module known as Crime Lab.
2.5.5                      Understood and Comply
2.6                        Understood and Comply
2.6.1                      Facial composite software, Suspect ID is provided in the original quote as an optional purchase.
2.6.2                      Understood and Comply
2.6.3                      Disguises software, Crime Lab is provided in the original quote as an optional purchase.
2.7                        Understood and Comply
2.8                        Understood and Comply
2.9                        IWS supports IBM Netfinity.
2.10                       Understood and Comply
2.10.1                     Understood and Comply
2.10.2                     Understood and Comply
2.10.3                     Understood and Comply
2.10.4                     Understood and Comply
2.10.5                     Understood and Comply
2.10.6                     Understood and Comply
3.1                        Understood and Comply
3.2                        Understood and Comply


                                  Exhibit D


                                                    OCSO-IWS Agreement: Page 74

3.3                        Understood and Comply
3.4                        Understood and Comply
3.4.1                      Understood and Comply
3.4.2                      Understood and Comply
3.4.3                      Understood and Comply
3.4.4                      Understood and Comply
3.4.5                      Understood and Comply
3.4.6                      Understood and Comply
3.4.7                      Understood and Comply
3.4.8                      Understood and Comply
3.4.9                      Data which is not captured by the Crime Capture System such as documents, fingerprints, etc. may be entered into a folder by scanning or importing a standard .jpg or .bmp image.
3.4.10                     Understood and Comply
4.1                        Understood and Comply
4.2                        Understood and Comply
4.2.1                      The functions outlined in section 4.2.1 require the Crime Lab module which is provided in the original quote as an OPTIONAL purchase.
4.2.2                      Understood and Comply
4.2.3                      Understood and Comply
4.2.4                      Crime Capture System DOES NOT support automatic aging.
4.2.5                      Understood and Comply
4.2.6                      A composite CANNOT be sealed or expunged.
4.2.7                      A composite CANNOT be sealed or expunged.
4.2.8                      Understood and Comply
4.2.9                      IWS will provide a habitual runaways database of photos and data which can be added/deleted to each record. Image and data can be moved from one folder to another.
4.3                        Understood and Comply
4.3.1                      Understood and Comply
4.3.2                      Understood and Comply
4.3.3                      Understood and Comply
4.3.4                      Understood and Comply
5.1                        Understood and Comply
5.2                        Understood and Comply
5.3                        Understood and Comply
6.1                        Understood and Comply
6.2                        Understood and Comply
6.3                        Understood and Comply
7.0                        N/A
Appendix A                 Understood and Comply
Appendix B                 Understood and Comply
Appendix C                 See response to 2.4.6
Appendix D                 Understood and Comply
Appendix E                 Understood and Comply
Appendix F                 Understood and Comply
Appendix G                 Understood and Comply
Appendix H                 Understood and Comply
Appendix I                 Understood and Comply
Statement of Work 1 - 8    Understood and Comply


                                  Exhibit D


                                                    OCSO-IWS Agreement: Page 75

Statement of Work 9        ImageWare supplies and supports IBM Hardware
Statement of Work 10       ImageWare Software has NOT included in the response maintenance personnel to be on-site 24 hours a day 7 days a week. Maintenance is by phone 24 hours a day 7 days a week. An 800 number is available
                           24 hours a day 7 days a week with no answering service.
Statement of Work 11, 12   Understood and Comply
Statement of Work 14       Understood and Comply
Phase 1 Deliverables 1-3   The original quote includes 2 classes (a user class and a SA class)
                           per site, per phase.
Phase 1 Deliverables 4-6   Understood and Comply
Phase 1 Deliverables 7     The original quote includes 2 classes (a user class and a SA class)
                           per site, per phase.
Phase 1 Deliverables 8-10  Understood and Comply
Phase 1 Deliverables 11-29 Understood and Comply
Phase 2 Deliverables 1     The original quote includes 2 classes (a user class and a SA class)
                           per site, per phase.
Phase 2 Deliverables 2-4   Understood and Comply
Phase 2 Deliverables 5     The original quote includes 2 classes (a user class and a SA class)
                           per site, per phase.
Phase 2 Deliverables 6-12  Understood and Comply
Phase 3 Deliverables 1     The original quote includes 2 classes (a user class and a SA class)
                           per site, per phase.
Phase 3 Deliverables 2     Understood and Comply
Phase 3 Deliverables 3-5   The original quote includes 2 classes (a user class and a SA class)
                           per site, per phase.
Phase 3 Deliverables 6-12  Understood and Comply





                                  Exhibit D

4/20/99 Revision 7/28/99                              OCSO-IWS Agreement:Page 76

            EXHIBIT E - IMAGEWARE PROPOSAL, PRICING AND DELIVERABLES

           DESCRIPTION                                                    QTY    UNIT         EXT            TOTAL
           -----------                                                    ---    ----         ---            -----
   IBM Netfinity 5500 Pentium II 450MHz/512KB L2,256MB
ECC(R), OPEN, 32X, PCI/ISA                                                 1     $8,031.15    $ 8,031.15
     (Std) 10/100 PCI Ethernet
     (Std) 2-Drop 16-bit SCSI Internal Cable
     (Std) 32X Max IDE CD-ROM Drive
     (Std) 450/100 MHz Pentium II Processor with 512KB ECC L2 Cache
     (Std) IBM 1.44 MB 3.5-inch Diskette Drive
     (Std) IBM 104-key Keyboard (Stealth Grey)
     (Std) Integrated IDE Controller
     (Std) Integrated PCI Ultra SCSI RAID Controller - dual channel
     (Std) Mouse Stealth Grey
     (Std) Netfinity 400W Hot-Swap Power Supply
     (Std) Netfinity NetBAY3
     (Std) Processor Complex Card
     (Std) S3 Trio64V2 Graphics - 1MB SGRAM
     (Std) Systems Management Processor
   IBM 20/40GB DLT Internal SCSI Tape Drive (FH)                           1     $3,172.50    $ 3,172.50
   IBM Netfinity 400W Hot-Swap Redundant Power Supply II                   1     $  810.00    $   810.00
   IBM Netfinity 256MB SDRAM ECC RDIMM                                     1     $1,282.50    $ 1,282.50
   Netfinity 18.2GB Wide Ultra SCSI SCA-2 SL HDD                           6     $2,023.65    $12,141.90
   450/100MHz Pentium II Processor with 512KB ECC L2 Cache                 1     $1,618.65    $ 1,618.65
   G74 - 17(15.9) in. Color Monitor, 69 KHz, Stealth Gray                  1     $  476.55    $   476.55
   OBI External V.34 Data/Fax Modem                                        2     $  496.80    $   993.60
   Smart-UPS 1400-17 Min Runtime                                           1     $  793.80    $   793.80
                                                           SUBTOTAL                                          $29,320.65
-----------------------------------------------------------------------------------------------------------------------

CAPTURE HARDWARE
   PC 300PL Pentium II 350 MHz
MMX/512KB, 64MB, 6.4GB, S3Trio, 4MB, 32X, 16bit, NT                        6     $1,869.75    $11,218.50
     (Std) IBM 6.4GB EIDE Hard Drive
     (Std) 10/100 PCI Ethernet WOL
     (Std) 16-bit ISA Crystal Audio Integrated
     (Std) 350/100MHz MMX Pentium II Processor with 512KB Pipeline
B
     (Std) 4MB Integrated SGRAM Video Memory
     (Std) 64MB 60ns NP SDRAM DIMM
     (Std) CD-ROM Drive Internal 32X Max (Variable Speed)
     (Std) IBM 1.44MB 3.5-inch Diskette Drive
     (Std) IBM 104-key Rubber Dome Keyboard
     (Std) Integrated IDE Controller
     (Std) S3 Trio3D AGP Graphics Integrated
G74 - 17(15.9) in. Color Monitor, 69 KHz, Pearl White                      6     $ 452.25     $ 2,713.50
                                                           SUBTOTAL                                          $13,932.00
-----------------------------------------------------------------------------------------------------------------------

CAMERA SUB-SYSTEMS
Hitachi KP-D50 Camera, NIST standards (single chip)                        3     $1,471.50    $ 4,414.50
Computar Lens                                                              3     $1,147.50    $ 3,442.50
3 point Lighting system                                                    0     $1,343.25    $     0.00
Pan and Tilt Camera mount                                                  3     $1,620.00    $ 4,860.00
Reflective Pedestal                                                        0     $  924.75    $     0.00
Cable bundle                                                               3     $  202.50    $   607.50
NIST compliance capture software                                           3     $1,500.00    $ 4,500.00
Capture Card MVPro                                                         3     $  904.50    $ 2,713.50
Power Supply (Single Chip)                                                 3     $   67.50    $   202.50
                                                           SUBTOTAL                                          $20,740.50
-----------------------------------------------------------------------------------------------------------------------

INVESTIGATIVE HARDWARE
   PC 300PL Pentium II 350MHz
MMX/512KB, 64MB, 6.4GB, S3Trio, 4MB, 32X, 16bit, NT                       12     $1,869.75    $22,437.00
     (Std) IBM 6.4GB EIDE Hard Drive
     (Std) 10/100 PCI Ethernet WOL
     (Std) 16-bit ISA Crystal Audio Integrated


                                   Exhibit E

4/20/99 Revision 7/28/99                              OCSO-IWS Agreement:Page 77


     (Std) 350/100 MHz MMX Pentium II Processor with 512KB Pipeline
B
     (Std) 4MB Integrated SGRAM Video Memory
     (Std) 64MB 60ns NP SDRAM DIMM
     (Std) CD-ROM Drive Internal 32X Max (Variable Speed)
     (Std) IBM 1.44MB 3.5-inch Diskette Drive
     (Std) IBM 104-key Rubber Dome Keyboard
     (Std) Integrated IDE Controller
     (Std) S3 Trio3D AGP Graphics Integrated
      G74 - 17(15.9) in. Color Monitor, 69KHz, Pearl White                12     $   452.25    $  5,427.00
                                                           SUBTOTAL                                          $ 27,864.00
------------------------------------------------------------------------------------------------------------------------

SOFTWARE
CCS Investigative Display Software (Full)                                 12     $ 6,750.00    $ 81,000.00
CCS Capture Software                                                       6     $10,000.00    $ 60,000.00
Investigative Mugbook                                                     25     $   500.00    $ 12,500.00
                                                           SUBTOTAL                                          $153,500.00
------------------------------------------------------------------------------------------------------------------------

PRINTERS
Atlantek ID card Printer                                                   1     $ 7,418.25    $  7,418.25
Epson Stylus 850, color, 1440X720DPI                                      13     $   476.55    $  6,195.15
HP Laserjet B&W, 6P, 600DPI, 8PPM                                          6     $ 1,140.00    $  6,840.00
                                                           SUBTOTAL                                          $ 20,453.40
------------------------------------------------------------------------------------------------------------------------

MISC HARDWARE
Wristband System (Total)                                                   3     $ 1,875.00    $  5,625.00
                                                           SUBTOTAL                                          $  5,625.00
------------------------------------------------------------------------------------------------------------------------

SCANNERS
Epson 800 Executive Scanner w/SCSI card                                    3     $   846.45    $  2,539.35
                                                           SUBTOTAL                                          $  2,539.35
------------------------------------------------------------------------------------------------------------------------

FACE ID SOFTWARTE AND HARDWARE
Face ID Client Software                                                    1     $15,000.00    $ 15,000.00
Face ID Server Software                                                    1     $60,248.00    $ 60,248.00
Swarm 450 MHz - 1GB RAM Processor                                          1     $12,285.00    $ 12,285.00
Additional 1 GB RAM                                                        1     $ 5,400.00    $  5,400.00
Additional Processor                                                       1     $ 4,050.00    $  4,050.00
                                                           SUBTOTAL                                          $ 96,983.00
------------------------------------------------------------------------------------------------------------------------

ADDITIONAL SOFTWARE AND HARDWARE
Suspect ID 1st License                                                     1     $ 5,000.00    $  5,000.00
Vehicle ID 1st License                                                     1     $ 1,500.00    $  1,500.00
Vehicle ID Each Additional License                                        10     $   750.00    $  7,500.00
                                                           SUBTOTAL                                          $ 14,000.00
------------------------------------------------------------------------------------------------------------------------

                                            TOTAL HARDWARE/SOFTWARE                                          $384,957.90
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

SERVICES
Database Customization                                                   104     $   900.00    $ 93,600.00
Conversion of Images and line-ups                                     689000     $     0.20    $137,800.00
                                                           SUBTOTAL                                          $231,400.00
------------------------------------------------------------------------------------------------------------------------

LICENSES
5-User Windows NT Server License #606670                                   1     $   687.23    $    687.23
Additional Windows NT Server License #794840                               1     $    30.43    $     30.43
SQL (20 User)                                                              1     $ 5,590.00    $  5,590.00
                                                           SUBTOTAL                                          $  6,307.66
------------------------------------------------------------------------------------------------------------------------

                                   Exhibit E

4/20/99 Revision 7/28/99                              OCSO-IWS Agreement:Page 78


                                     Shipping/Handling/Installation                            $ 46,194.95   $ 46,194.95
                                                           Training        4     $   750.00    $  3,000.00   $  3,000.00

                                          SUBTOTAL BEFORE DISCOUNTS                                          $671,860.51
------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT
Investigative Mugbook                                                                          $ 12,500.00
Database Customization                                                                         $ 46,800.00
Conversion of Images and line-ups                                                              $137,800.00
Face ID server                                                                                 $ 32,000.00
                                                  DISCOUNT SUBTOTAL                                          $229,100.00
------------------------------------------------------------------------------------------------------------------------
                                                   PROJECT SUBTOTAL                                          $442,760.51
------------------------------------------------------------------------------------------------------------------------
               Preventive Maintenance and Customer Support (Year 1)                                          $ 51,969.32

                                                PROJECT FINAL TOTAL                                          $494,729.82
------------------------------------------------------------------------------------------------------------------------

OPTIONAL SOFTWARE
Face ID Client Software                                                          $15,000.00
Suspect ID Each Additional License                                               $ 2,500.00
Crime Lab 1st License                                                            $ 1,200.00
Crime Lab Each Additional License                                                $   600.00
Vehicle ID Each Additional License                                               $   750.00
------------------------------------------------------------------------------------------------------------------------

MEDIA AND CONSUMABLES (SUBJECT TO CHANGE)
30 Mil PVC Card, 500 cards per box                                               $    85.00
Card Cleaner Tape, one roll for 1000 cards                                       $    16.00
1Mil Poly Over laminate, 150 per roll                                            $    44.00
Ribbon, color/black front, back resin, for 500 cards                             $   175.00
Ribbon, black, for 500 cards                                                     $    87.50

Epson black ink cartridge                                                        $    28.50
Epson color ink cartridge                                                        $    28.25
Epson Photo quality paper, 4X6, 20 sheets                                        $     6.85
Epson Photo quality paper, 8.5X11, 20 sheets                                     $    12.75

HP Toner cartridge                                                               $    85.50

Wristbands, 500 per box                                                          $   220.00

MAINTENANCE AND CUSTOMER SUPPORT

                                                             Year 2              $69,292.42
                                                             Year 3              $69,292.42
                                                             Year 4              $69,292.42
                                                             Year 5              $69,292.42


                                                     OCSO-IWS Agreement: Page 79


                         EXHIBIT F - STATEMENT OF WORK
                      IMAGEWARE AND OCSO RESPONSIBILITIES


This document identifies the product to be delivered and specifies work to be performed by the Contractor during the upgrade of the current ForceField System as well as outlines those tasks which are the responsibility of Orange County Sheriff's Department.

TECHNICAL OVERVIEW

The purpose of the Crime Capture System upgrade is to provide a method for capturing digital images and data in a NT based digital mugshot system. Upon completion of the install, the new system will meet all NIST standards, will be Y2K compliant and will capture images in a standard jpg format.

I.  WORK TO BE COMPLETED BY IMAGEWARE
1.   Server configuration and installation
2.   Installation of capture hardware and software
3.   Installation of investigative hardware and software
4.   Installation of printers
5.   Installation of wristband making subsystems
6.   Conversion of current images and data
7.   Development of interconnects
8.   Custom requests as outlined in the functional specifications document
9.   Training

II. HARDWAARE/SOFTWARE

ImageWare will provide all software for the upgrade in addition to the hardware listed below: (See Exhibit B)
1.   Capture PC's
2.   Investigative PC's
3.   NT Server
4.   Camera Subsystems
5.   Pan and Tilt devices
6.   Mugbook, Investigative and Capture software licenses
7.   Printers
8.   Scanner
9.   Sybase and NT licenses

III. INTEGRATION AND TEST

ImageWare will configure, integrate, install and test all hardware and software prior to System Acceptance and Testing.

IV.  DATA CONVERSION

All data and images in the current ForceField system will be converted and transferred to the CCS system.

V.   INTERCONNECTS

ImageWare is responsible for porting over to CCS any current interconnects as identified in the Requirements Document, Exhibit A.

                                   Exhibit F

                                                     OCSO-IWS Agreement: Page 80





VI.  TRAINING

ImageWare will provide training. See, Crime Capture System, Exhibit C

VII. DOCUMENTATION

ImageWare will provide one manual per capture and per investigative station.


VIII. RESPONSIBILITIES OF ORANGE COUNTY SHERIFF'S OFFICE

1.   Network connections
2.   Sites must be clean and ready for installation
3.   Phone lines
4.   Personnel available for technical questions
5.   Provide specifications on interconnects
6.   Proper electrical availability
7.   Space and tables for computers and printers
8.   IP addresses








                                    Exhibit F

                                                    OCSO-IWS Agreement: Page 81


                        EXHIBIT G - INITIAL PROJECT SCHEDULE

The purpose of this document is to define the sequence of events and describe the installation process for the upgrade of ForceField.

I.  PROJECT MANAGEMENT

The program management effort will ensure compliance with requirements pertaining to overall project management, configuration management, installation management, quality assurance and technical deliveries in accordance with the Requirements Document, Exhibit A.

II.  PROJECT MANAGERS

ImageWare Software,Inc. and Orange County Sheriff's Office will each appoint one project manager who will act as the liason for each party. The project manager's responsibilities are outlined in section I. of this document.

III.  PROJECT SEQUENCE OF EVENTS
      1.  Partial payment due
      2.  Kick off meeting to cover the following: (2 Days)
          a.  Site Surveys
          b.  Interconnect reviews
          c.  CCS customization reviews
          d.  Implementation Schedule
      3.  Interconnect Development (21 Days)
      4.  CCS Customization (21 Days)
      5.  Data Conversion (5 Days)
      6.  Equipment Orders (5 Days)
      7.  System Configuration (7 Days)
      8.  System Installation (10 Days)
      9.  CCS Training (5 Days)
     10.  System Acceptance Testing (30 Days)





                                   Exhibit G

                                          OCSO-IWS Agreement, Exhibit I: Page 1
                                                         Agreement No: IWS99001



                              SOFTWARE ESCROW AGREEMENT
                                   MULTI USER PLAN

This Agreement is effective ___________, 19____ among Lincoln-Parry SoftEscrow, Inc., (hereinafter known as "Trustee"), a company with principal offices located at 400 Inverness Drive, Suite 200, Englewood, CO 80112, ImageWare Software Incorporated (hereinafter known as "Licensor"), a Corporation, with principal offices located at 10883 Thornmint, San Diego, CA 92127 and any additional party, (herinafter known as "Licensee"), signing the Acceptance Form attached to this Agreement, reference herein as "Attachment 1" and incorporated herein by this reference.

     WHEREAS the Licensor carries on the business of licensing computer software and is desirous of making available severally to certain of its customers, each herein called the Licensee the benefits contemplated by this agreement, and ;

     WHEREAS the Licensor has granted or shall grant to the Licensee the right to use certain computer programs in object form and has agreed or shall agree to support the programs but wishes to maintain their confidentiality as trade secrets, and;

     WHEREAS the Licensee is desirous of being assured that the source code, documentation and related materials for such programs will be made available to it for the purposes of self support if certain events named herein occur;

     THEREFORE the parties agree as follows:

     1. ESCROW MATERIALS

        Depositor shall deliver to the Trustee a sealed package containing magnetic tapes, disks, disk packs, or other forms of media, in machine readable form, and the written documentation prepared in connection therewith, and any subsequent updates or changes thereto (the "Deposit Materials") for the computer software products (the "System(s)"), all as identified from time to time on Exhibit A hereto. Deposit Materials shall consist of the source code magnetically or optically stored, and such supporting documentation and related materials as are necessary for a reasonably competent programmer to routinely maintain and modify such code.

     2. BENEFICIARIES

        All Licensees of the System shall seperately become a beneficiary hereunder upon the signing by the Licensee and Licensor of the Acceptance Form attached to this Agreement. Amendments introduced in the Acceptance Form by the agreement of Licensor and Licensee will supersede any provisions of this Software Escrow Agreement, providing that said amendments do not modify the rights of the Trustee.

                                           OCSO-IWS Agreement, Exhibit I: Page 2
                                                          Agreement No: IWS99001


     3. DELIVERY AND CERTIFICATION

        The following procedure shall be adopted for the presentation and certification of the Deposit Materials into escrow.

         (a) Within 10 days after the signing of this agreement by both parties, the Trustee shall supply to the Licensor an appropriate sized container which is capable of being sealed and in which the Deposist Materials shall be stored.

         (b) The Licensor shall thereupon deposit the Deposit Materials into the said container, identifying it by name and release number, and shall certify as to the authenticity of the contents in the sealed container on the form supplied by the Trustee.

         (c) The Licensor shall seal the container and shall deliver it to the Trustee to hold in accordance with the terms of this agreement.

         (d) The Licensor will deposit new releases into escrow, and the Trustee shall retain the latest such deposits and shall return earlier deposits to the Licensor.

         (e) The Trustee shall hold the container in its sealed state and shall not open, cause or permit it to be opened under any circumstances whatsoever except as may be permitted under this agreement or amendments thereto.

     4. EVENTS CAUSING RELEASE

         The Deposit Materials shall be held in escrow by the Trustee until the earliest of the following events:

         (a) A cessation of the use of the System by the Licensee and the termination or expiration of its program license agreement with the Licensor, or the termination or expiration caused or permitted by the Licensee of the System maintenance and support services portion of the said program license agreement.

         (b) A termination of this agreement by consent of the Licensor and Licensee, or the Licensee alone.

         (c) The occurrence of any of the following events, and provided in all events that the Licensor has not made suitable alternate arrangements for the continued supplying of maintenance of the System:

         (1) A petition in bankruptcy, or an assignment for the benefit of creditors of the Licensor is filed by the Licensor, or a third party against the Licensor and is not dismissed within 30 days of its filing;

         (2) A cessation of normal business operations by the Licensor during the term of this agreement;

         (3) A failure or refusal by the Licensor to provide the System maintenance and support services required of it under its program license agreement with the Licensee, which failure has been preceded by a notice in writing to the Licensor that its continued default would cause the Licensee to invoke its rights under this agreement fifteen (15) days after the date of the said notice;

                                          OCSO-IWS Agreement, Exhibit I: Page 3
                                                         Agreement No: IWS99001


5. RETURN TO LICENSOR

    The Trustee shall deliver the Deposit Materials back to the Licensor if any of the events named in paragraph 4(a) or 4(b) occurs before any of the events named in paragraph 4(c), provided that a Termination Notice in the form set out in Schedule A and signed by the Licensor and the Licensee has been delivered to the Trustee along with the balance of any fees and charges that are due, and further provided that no other Licensee is a beneficiary under this agreement at the time.

6. DELIVERY TO LICENSEE

    The Trustee shall deliver a copy of the Deposit Materials to the Licensee if any of the events named in paragraph 4(c) occur before any of the events named in paragraphs 4(a) or 4(b), provided that the procedure set out below has been followed and the conditions met.

    (a) The Licensee has delivered to the Trustee a written request for the release of the Deposit Materials, accompanied by a sworn affidavit in a form satisfactory to the Trustee from a senior officer of the Licensee stating the particulars of the reasons for its request.

    (b) A copy of the request and affidavit have been delivered by the Trustee to the Licensor, and the Licensor has received at least the notice period named in paragraph 4(c)(3).

    (c) No dispute in writing has been received from the Licensor by the Trustee within ten (10) days of the Licensor's receipt of the Licensee's request and affidavit.

    (d) The Licensee has signed a non disclosure covenant in the form set out in Exhibit B and delivered it to the Trustee.

    (e) All outstanding charges under this agreement have been paid to the Trustee, and the Licensee has paid copying and delivering costs incurred by the Trustee.

7. DISPUTES AND ARBITRATION

    If the Licensor enters a dispute as contemplated by paragraph 6(c) then the procedure set out below shall be followed before the Deposit Materials is delivered to the Licensee.

    (a) The Licensor and Licensee shal within ten (10) days after the entering of a dispute name an arbitrator to decide whether the Licensee is entitled to receive the Deposit Materials. If they are unable to agree upon the selection of an arbitrator then the Trustee shall make the said selection.

    (b) The arbitration shall otherwise be conducted in San Diego, California in accordance with the Rules of the American Arbitration Association and the Trustee shall immediately upon the expiry of any appeal period carry out the decision of the arbitration.

8. VERIFICATION PROCEDURE

    In order to verify the authenticity of the contents of any container deposited by the

                                          OCSO-IWS Agreement, Exhibit I: Page 4
                                                         Agreement No: IWS99001

Licensor and being held in escrow the Licensee may at any time call for its inspection in the manner and subject to the conditions below.


    (a) The Licensee shall notify the Licensor and the Trustee in writing of its demand to inspect the contents of a container, and such notification shall be made at least 30 days in advance of the date appointed for such inspection.

    (b)  The Trustee shall appoint the location for such inspection.

    (c) The Trustee shall attend at the appointed time and place and shall thereat produce the sealed container in question.

    (d) The contents of the container shall be removed and inspected by the Licensee and a determination made as to whether they are as purported by the Licensor on its certificate.

    (e) If the contents are determined to be as purported, they will be resealed and returned to the Trustee to continue to hold in escrow. The Licensee shall pay all costs associated with the inspection, including machine time, operating personnel, travel, food, lodging and a reasonable per diem fee for the attendance of all the parties attending at the inspection.

    (f) If the contents of the container are determined not to be as purported, then Licensor shall pay all of the costs named in sub paragraph
(e) and shall also forthwith deliver to the Trustee a copy of the authentic software as purported on the Licensor's certification, and the Licensee may first verify that the same are authentic.

    9. DUTIES OF TRUSTEE

       (a) The Trustee shall store the sealed containers in a safe and secure location of its own choosing.

       (b) The Licensor may direct the Trustee to store the sealed containers in a location selected by the Licensor, in which event the Trustee shall comply with such direction provided that access to the location is under the Trustee's control and that any additional costs incurred by the Trustee in using the site are paid by the Licensor.

       (c) The Licensor represents that Deposit Materials do not require any storage conditions other than office environment conditions.

       (d) The Trustee shall exercise reasonable judgment in the handling of the Deposit Materials in the event of a dispute and shall not be liable to either party except for grossly or deliberately negligent conduct.

    10. FEES, CHARGES AND TERM

        The Licensor shall pay to the Trustee the following fees and charges:

        (a) An annual fee of $500.00 US payable upon execution by the Licensor of this Agreement and on each anniverary date thereafter unless earlier terminated by either party.

        (b) This agreement shall continue thereafter on a yearly basis unless terminated by either party by giving the other at least ninety (90) days written notice prior to any anniversary date, and provided that all named beneficiaries have either ceased to hold a use license for the System or have consented to the termination of this agreement by signing the Termination Notice attached to this Agreement, reference herein as "Attachment 2" and incorporated herein by this reference.

                                       OCSO-IWS Agreement, Exhibit I: Page 5
                                                      Agreement No: IWS99001

         (c) A fee of $50.00 US per container per year or part year for each container in excess of one being held by the Trustee at any given time payable on the anniversary date of this agreement.

         (d) A fee of $25.00 US per written notice delivered by the Trustee under paragraph 6(b).

         (e) A charge representing all expenses incurred by the Trustee for media, copying, shipping, delivery, and special storage requested by the Licensor payable on receipt of account.

         (f) The term of this agreement shall continue so long as any beneficiary has rights under it.

11.  DEFAULT IN PAYMENT

In the event of non-payment of any fees invoiced by the Trustee, the Trustee shall give notice of non-payment of any fee due and payable hereunder to the Licensor and, in such an event, the Licensor shall have the right to pay the unpaid fee within ninety (90) days after receipt of notice from the Trustee. If Licensor fails to pay in full all fees due during such ninety (90) day period, the Trustee shall give notice of non-payment of any fee due and payable hereunder to the Licensee and, in such event, the Licensee shall have the right to pay the unpaid fee within ten (10) days of receipt of such notice from the Trustee. Upon payment of the unpaid fee by either the Licensor or Licensee, as the case may be, this Agreement shall continue in full force and effect until the end of the applicable term. Failure to pay the unpaid fee by both Licensor and Licensee shall result in termination of this Agreement. In such event the Trustee shall return the Deposit Materials to the Licensor.
         The remedies above do not exclude any other remedies that are otherwise available to the Trustee.

12.  INSPECTION

         For the purpose of insuring that any sealed container delivered to and held by the Trustee under this agreement remains in a sealed state, either the Licensor or the Licensee may at any time demand to inspect such container at the offices of the Trustee, and the Trustee shall produce such container on a timely basis for inspection.

13.  NOTICES

         Any notice required to be given in writing under this agreement shall be given by prepaid certified or registered post, return receipt requested, to the respective addresses above first mentioned or to such other addresses as the parties may from time to time direct.

14.  TITLE

         Title to the Deposit Materials shall remain in the Licensor either in its own right or as agent for the owner. The Trustee shall have title to the physical storage medium but not to the Deposit Materials residing on it.

                                       OCSO-IWS Agreement, Exhibit I: Page 6
                                                      Agreement No: IWS99001


15.  GOVERNING LAW

         This agreement shall be governed in accordance with the laws of the State of California without giving effect to its conflict of laws provisions.

16. ENUREMENT

         This agreement shall be binding upon and inure to the benefit of parties and the beneficiaries named by the Licensor and the assignees of each of them. This agreement may not be assigned by the Trustee without the prior written consent of the Licensor.

17.  ENTIRE AGREEMENT

         This Agreement, which includes the Acceptance Form and the Exhibits described herein, embodies the entire understanding among all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. The Trustee is not a party to the License Agreement between Licensor and Licensee and has no knowledge of any of the terms or provisions of any such License Agreement. Trustee's only obligations to Licensor or Licensee are as set forth in this Agreement. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto.

         IN WITNESS WHEREOF the parties have by their representatives so authorized executed this agreement to go into force on the date below first mentioned.

-----------------------------------    --------------------------------------
Lincoln-Parry SoftEscrow, Inc.         ImageWare Software, Inc.


By:                                    By:
   --------------------------------       -----------------------------------
Title:                                 Title:
      -----------------------------          --------------------------------
Date:                                  Date:
     ------------------------------         ---------------------------------

                                     OCSO-IWS Agreement, Exhibit I,A: Page 1
                                                      Agreement No: IWS99001


EXHIBIT A - LIST OF ESCROW MATERIALS

A1.  PRODUCT NAME:
     Version #:

Prepared/Confirmed by:
                      ----------------------------------------------------------
Title:                     Date:
      -------------------       ------------------------------------------------

Signature:
          -------------------------------------

Type of deposit:
         Initial Deposit
    ----
         Update Deposit to replace current deposits
    ----

ITEMS DEPOSITED:
--------------------------------------------------------------------------------
Label     Media Type    Description of Material       Operating      Hardware
                                                        System       Platform
--------------------------------------------------------------------------------
-
--------------------------------------------------------------------------------
-
--------------------------------------------------------------------------------

A2.  PRODUCT NAME:

Prepared/Confirmed by:
                      ----------------------------------------------------------
Title                      Date:
     ---------------------      ------------------------------------------

Signature:
          ----------------------------

Type of deposit:
         Initial Deposit
   ----
         Update Deposit to replace current deposits
   ----

ITEMS DEPOSITED:
--------------------------------------------------------------------------------
Label     Media Type    Description of Material       Operating      Hardware
                                                        System       Platform
--------------------------------------------------------------------------------
-
--------------------------------------------------------------------------------
-
--------------------------------------------------------------------------------

                                     OCSO-IWS Agreement, Exhibit I,1: Page 1
                                                      Agreement No: IWS99001/001


ATTACHMENT 1 - ACCEPTANCE FORM

Image Ware Software Inc. and Lincoln-Parry SoftEscrow Inc., hereby acknowledge that _________ is a Beneficiary referred to in the Software Escrow Agreement number _______, effective _______, 19 ___ with Lincoln-Parry SoftEscrow as the Trustee and ImageWare Software Incorporated as the Licensor. Licensee hereby agrees to be bound by all provisions of such Agreement when in conformity with the following provisions specifically agreed by Licensor and Licensee.

The Trustee shall provide a copy of the server source code for the application software to the Licensee for its use as backup in case Licensor enters bankruptcy, ceases to do business or fails to pay trustee fees.

If Licensor enters bankruptcy or ceases to do business, Licensee shall have the non-exclusive, non-transferable right to use and modify the source code solely for the purpose of fulfilling Licensor's obligations under the OCSO-IWS Procurement Agreement No: __________ and any related software support agreement then in force covering the application software. Licensee understands and agrees that receipt of such source code will not result in conveyance of its title to Licensee, and all ownership interests and proprietary rights in said source code shall remain vested exclusively in Licensor. Licensee's modifications shall not reduce Licensor's ownership of the application software. Accordingly, all of such source code shall be retained in confidence and shall not be transferred, disclosed, or revealed in whole or in part to any third party, unless required by law. Licensee shall not use the source code to provide support services to persons or entities other than Licensee's internal users or for any other purpose not specified herein. Licensee's receipt of the source code shall not be construed to enlarge or alter in any way the terms of the license under which the use of the application software was originally acquired by Licensee.

In the event Licensor and Licensee are unable to resolve any matter through discussions, they agree to resolve the matter through mediation in Florida according to Florida law.

The Licensee's rights under this Agreement shall relate to the Deposit Materials in those container(s) held by the Trustee for which the Licensee has a valid license agreement that is not in arrears or otherwise in default, at such time as those rights are exercised.

Programs of the software licensed by the Licensee:

1.

                                     OCSO-IWS Agreement, Exhibit I,1: Page 2
                                                      Agreement No: IWS99001/001


Notices and communications to Licensee      Company Name:
                                                         -----------------------
should be addressed to:                     Address:
                                                    ----------------------------
                                                    ----------------------------
                                                    ----------------------------

                                            Designated Contact:
                                                               -----------------
                                            Telephone:
                                                      --------------------------
                                            Fascimilie:
                                                       -------------------------

In Witness Whereof, the Licensor and Licensee, have by their representatives so authorized executed this agreement to go into force on the date first below written.

--------------------------------    --------------------------------------------
Licensee                            Licensor

By:                            By:
   ----------------------         ----------------------
Title:                         Name:
     --------------------           --------------------
Date:                          Title:
     --------------------           --------------------
                               Date:
                                    --------------------

Received by Lincoln-Parry, SoftEscrow, Inc.
-------------------------------------------

By:
   ----------------------
Name:
     --------------------
Title:
     --------------------
Date:
     --------------------

                                       OCSO-IWS Agreement, Exhibit I,B: Page 1
                                                    Agreement No: IWS99001/001


                      EXHIBIT B - NON DISCLOSURE COVENANT

TO: ImageWare Software Inc.               Date:

               (Licensor)

     WHEREAS the Licensor and the Licensee are parties to a Software Escrow
Agreement bearing No.      and date
pursuant to which the Deposit Materials therein shall be released to the Licensee by the Trustee, and;

     WHEREAS a prior condition of such release is set out in paragraph 6(d) of the said agreement, namely that the Licensee must first execute this form of non disclosure covenant and deliver it to the Trustee;

     THEREFORE the Licensee covenants as follows for the benefit of the
Licensor:

1. To hold the Deposit Materials in the strictest of confidence, recognizing that it is a valuable trade secret of the Licensor and that its improper disclosure will cause substantial and irreparable injury to the Licensor.

2. To restrict the use of the Deposit Materials solely and exclusively for the purpose of supporting and developing the Licensee's own installation and for no other purpose whatsoever.

3. To restrict disclosure of the Deposit Materials or any part thereof to only those of the Licensee's employees or agents who have a bona fide need to know, and who have received written notice of the confidential nature of the Deposit Materials and have agreed to abide by these restrictions.

4. Not to make any copy (other than for back up), derivation, translation or imitation of the Deposit Materials, or to use any of its algorithms, designs or architecture in producing another program.

5. To fully observe and perform all other obligations which may bind the Licensee under any other agreement which exist between it and the Licensor.


                                ---------------------------------
                                            Licensee

                                       OCSO-IWS Agreement, Exhibit I,2: Page 1
                                                    Agreement No: IWS99001/001



                       ATTACHMENT 2 - TERMINATION NOTICE

TO:  Lincoln-Parry SoftEscrow, Inc.                      Date:
     400 Inverness Drive South
     Suite 200
     Englewood, CO 80112

    TAKE NOTICE THAT the Licensor and the Licensee being parties to a
Software Escrow Agreement bearing No.          and date                   do
hereby terminate the said agreement as of the date of this notice and direct you to deliver the Deposit Materials thereunder held by you to the Licensor forthwith.





--------------------------                  ------------------------
     Licensor                               Licensee

                                                  OCSO-IWS Agreement: Page 82



                     EXHIBIT J - SYSTEM ACCEPTANCE TESTING

J.1     SYSTEM ACCEPTANCE TESTING (SAT)

The SAT will take place after the installation of all hardware and software and the SELLER has certified the System installation completed and ready for testing. OCSO will conduct the SAT. The SAT team will utilize all capture and display stations to capture live images and to make sufficient inquires of the system to measure its conformance and compatibility with the following:

J.1.2 The booking, employee or missing persons transaction will result in a transfer of data between interconnects and the CCS computer System. The CCS must also allow for the manually enter of and or updating of all fields listed in the Functional Specification document, Exhibit A: Appendix D for the booking fields, Appendix G for the personnel fields and Appendix H for missing person fields.

J.1.3 Each capture station must capture, display, and print images in color and black and white. Format and size must be to Buyer's current specifications and designs.

J.1.4 Any black and white or color print must be printed within two (2) minutes.

J.1.5 Each investigative station must be able to display a minimum of 25 color full-face images at one time.

J.1.6 Each capture station or investigative station must be able to display images with/without the demographic information displayed or just with the jail number.

J.1.7 Each investigative station must be able to access the database using name or booking number, and display the proper image and data within 15 seconds or less.

J.1.8 Each investigative station must be able to generate and display photo line-ups. The line-ups must be able to be recalled by suspect name, or line-up identification number. The identification number must appear on every copy of the line-up that is generated and printed. Historical photo lineups must be able to be recalled by the ForceField (historical) line-up identification numbers.

J.1.9 Each scanner must be able to scan photographs, books into the permanent database from which they can be displayed and printed from any investigative station.

J.1.10 The system must generate all color identification cards currently in the ForceField system. It must also be able to print all black and white formats currently used in the ForceField system.

J.1.11 The System's training mode must be accessible from any capture or investigative station and must not effect on-line data nor interfere with other stations on the system.

J.1.12 The System must be able to seal, expunge, or delete any recorded image and associated data. Any sealed image must be able to be unsealed and demographic data must be able to be updated.

J.1.13 The System must automatically log it self off after 10 minutes of no operator use.

J.1.14  An audit trail must be produced at the conclusion of the SAT.

J.1.15 The System must allow for the interface to other Law Enforcement agencies that purchase the Crimes Capture System.

J.1.16 Systems Integration testing. All of the interfaces described in the Functional Specification Rev. 4 with the DEC/Alpha computer must be tested.


                               Exhibit J

                                                OCSO-IWS Agreement: Page 83


J.1.17 Standalone testing. The system must be tested to ensure booking images can be captured when:
        a. The ImageWare server(s) are down
        b. The power is completely out via digital camera

J.1.18 The system must be tested to ensure that all historical images, photo lineups, and identification card images have been added to the system and that they can be retrieved and printed.

J.1.19 The system must be tested to ensure that it can archive all images including the historical images.

J.1.20 The system must be tested to ensure the uninterrupted power source is operational.

J.1.21 The system must be tested to ensure wristbands can be made with barcode 39 and that wristbands can be duplicated.

J.1.22 The system must be tested to make sure it can print 3"X 5" and 8.5"X 11" jail cards.

J.1.23 The system must be tested to make sure that multiple names and aliases can be consolidated into a folder and can be retrieved as such.

J.1.24 The system must be tested to ensure that the flags in section 2.4.6 are displayed in one of the user definable fields on the screen. The data will display in bold red font.

J.1.25 The system must be tested to ensure that all input/output/transmission requirements are functional as described in section
2.5 of the functional specification (printing, faxing, floppy disks, scanning, import/export of images, etc.).

J.1.26 The system must be tested to ensure that all reports and bulletins as described in the functional specification are operational.

J.1.27 The system must be tested to ensure that facial composites can be created if this function is purchased by the Orange County Sheriff's Office.

J.1.28 The system must be tested to make sure that the facial recognition function is working for new as well as historical images if purchased by the Orange County Sheriff's Office.


                                   Exhibit J

                                                    OCSO-IWS Agreement: Page 84


           EXHIBIT K - SOFTWARE AND HARDWARE MAINTENANCE AGREEMENT

K.1       TERM.

K.1.1 Initial Term. The initial term of this Agreement shall commence on the date of Acceptance and shall extend for five (5) years.

K.2       MAINTENANCE SERVICE TO BE PROVIDED.

K.2.1 GENERAL. During the initial term of this Agreement, and any renewal term thereof, SELLER shall provide to BUYER maintenance service with respect to the System consisting of (I) Preventive
          Maintenance as described in paragraph K.2.2, (ii) Remedial Maintenance as described in paragraph K.2.3, and (iii) Extra Services as described in paragraph K.2.4, all in accordance with and subject to the terms and conditions of this Agreement.

K.2.2 PREVENTIVE MAINTENANCE. Preventive Maintenance shall consist of all maintenance service, other than Excluded Services as defined in paragraph K.2.5, performed by SELLER in accordance with a predetermined schedule and independently of any System Failure, for the purpose of maintaining the System in good working order. Preventive Maintenance, which shall require quarterly, semi annual, and annual maintenance work and shall be performed by SELLER personnel on normal working days between the hours of 8:00 a.m. and 4:30 p.m. or as otherwise arranged. Pursuant to the provisions of the SELLER's maintenance manual and in accordance with a schedule mutually acceptable to BUYER and SELLER, consistent with BUYER's operating requirements and the specific needs of the System as determined by SELLER from time to time.

          For the purpose of this agreement, Normal Business Hours shall be from 8:00 a.m. to 4:30 p.m. on working days, i.e. Monday - Friday except holidays.

K.2.2.a. QUARTERLY MAINTENANCE shall include, but not limited to, SELLER's personnel performing a quality control check of the system to assure BUYER that the system is performing at the prescribe standards for System functionality.

K.2.2.b. SEMI ANNUAL MAINTENANCE shall include the Quarterly Maintenance in addition, but not limited to, a general cleaning of the system.

K.2.2.c. ANNUAL MAINTENANCE shall include a thorough inspection, cleaning, hardware alignment, and general system check to preserve image and system performance quality.

K.2.3 REMEDIAL MAINTENANCE. Remedial Maintenance shall mean all maintenance, other than Excluded Services, reasonably required as a result of, and for the purpose of correcting, a System Failure. For purposes of this Agreement, System Failure shall mean any malfunction in the System that prevents or materially interferes with, the accomplishments of any or all of the System intended functions. Following any identification of any System Failure by BUYER, and BUYER's completion of the diagnostic checklist and procedures recommended by SELLER in the User Documentation Set, BUYER shall provide notification thereof to SELLER.

          In the event of any software failure, SELLER shall thereafter make a good faith effort to cause the appropriate software support person to respond to the BUYER within 30 minutes of the notification with an update as to cause and/or possible solutions. Software support shall be available 24 hours per day 7 days each week including holidays regardless of the severity of the software failure.


                                    Exhibit K

                                                 OCSO-IWS Agreement: Page 85

         In the event of any hardware failure, SELLER shall thereafter make a good faith effort to cause an authorized representative of SELLER to arrive at the location where the System is installed no later than twenty-four (24) hours following SELLER's receipt of such notification. SELLER shall from time to time advise BUYER of the name(s) and location(s) of locally-based SELLER personnel authorized to receive such notifications and SELLER shall ensure that such personnel are available to BUYER at all times that the System is scheduled by BUYER to be in operation. Hardware support shall be available 7 days per week 24 hours per day for critical items as defined in PARAGRAPH K.2.3.1, and during normal work days and hours for non critical items as defined in PARAGRAPH K.2.3.2.

K.2.3.1  CRITICAL ITEMS: All SELLER hardware associated with the Server,
         SELLER supplied interfaces, and Capture Stations that prohibit the BUYER from performing their day to day duties associated with the capture and storage of mug photo images shall be considered as CRITICAL ITEMS. The only hardware exception to this paragraph will be the printers.

K.2.3.2 NON CRITICAL ITEMS: All SELLER supplied hardware items not mentioned in paragraph K.2.3.1 will be considered non critical items and shall be repaired during the SELLER's normal work hours. This will include the printers associated with any capture station and display stations.

K.2.4. EXTRA SERVICES. Extra Services shall consist of any maintenance services with respect to the System, other than Preventive Maintenance and Remedial Maintenance, including without limitation, Excluded Services. SELLER shall be under no firm obligation to perform any Extra Service but undertakes to make a good faith effort to render such services to the extent that it is capable of doing so without substantially interfering with its other obligations under this Agreement or its obligations to other customers. If so requested by BUYER, SELLER shall provide a written estimate of extra charges likely to be incurred or accrued as a result of the performance of such services, to the extent such services can be reasonably ascertained in advance.

K.2.5.   EXCLUDED SERVICES. For the purpose of this Agreement,
         Excluded Services shall be defined as; Any maintenance services necessary or appropriate in order to correct any System Failure, or potential failure, attributable in whole or in part to any of the following factors or any combination thereof.

K.2.5.1 Failure by BUYER to provide or maintain a suitable installation environment as the System Site in accordance with the operations documentation, and any other reasonable requirements thereafter communicated in writing by SELLER to BUYER, including without limitation, any electrical power, air conditioning, or humidity control failure or changes to the environment of the System Site.

K.2.5.2. Use of supplies or materials not approved by the SELLER, or by the equipment manufacture.

K.2.5.3. Use or attempted use of the System for any purpose other than that for which it was acquired.

K.2.5.4. Alterations to the System (other than alterations installed by the SELLER or authorized in writing by the SELLER).

K.2.5.5. Connection of the System by mechanical or electrical means to any other machine, equipment or device (other than those installed by the SELLER or authorized in writing by SELLER) other than normal network connections

K.2.5.6. Removal, transportation or relocation of the System by any person other than the SELLER, unless authorized by SELLER in writing.

K.2.5.7. Neglect or misuse of the System by BUYER or any third party, except persons for which the SELLER is responsible under this Agreement.

K.2.5.8 Any other intentional or negligent damage to the System by the BUYER or third party except for prospective customers of the SELLER for which SELLER is responsible.

                                     Exhibit K

                                                 OCSO-IWS Agreement: Page 86


K.2.5.9 Any other failure by BUYER to comply with its obligations under this agreement or the Purchase and License Agreement.

K.2.5.10 Any event of force majeure, or any other cause other than ordinary use, unless otherwise authorized in writing by the SELLER.

K.2.5.11 Any maintenance services to be performed on any software, hardware or other item not furnished by SELLER to BUYER or any other work external to the System by anyone other than the SELLER.

K.2.6 Replacement or Repair. In performing Preventive Maintenance and Remedial Maintenance, SELLER shall be entitled to exercise reasonable discretion in determining whether to replace or repair any malfunctioning item, provided, however, that any such replacement shall be of equal or better quality and, in the event of a malfunction of key circuit boards, to be specified by SELLER, a replacement board will be provided pending completion of repairs on the defective board.

K.2.7 DIAGNOSTIC SOFTWARE. In order to facilitate rapid analysis of System Failure involving software, SELLER will provide a trained staff, at their company location, capable of handling all software failures in an expedient manner. In addition they will have diagnostic software for the purpose of identifying the cause of any System Failure, temporarily patching around the problem if necessary or temporarily disabling the use of that software module so that the System can be returned to use for all other activities with only a minor degradation in operation.

K.2.8 OFF-SITE MAINTENANCE: Any maintenance services required to be performed under this Agreement which cannot, in the SELLER's reasonable judgment, be performed effectively at or near the System Site shall be performed at such other location(s) as SELLER may determine, at no extra cost to Customer. However, a loaned part(s) from the SELLER's warehouse must be installed prior to the shipping of the item(s) being removed for maintenance.

K.2.9 LOG ENTRIES: BUYER shall receive monthly or have access to all log entries with regards to system failures, and any other malfunctions, problems, or defects in the System, in accordance with a format to be provided by SELLER. Upon completion of each Preventive Maintenance task, Remedial Maintenance task, or Extra Service, SELLER shall provide a written report to the BUYER of the problem, resolve, and any equipment replaced. This shall be kept in a binder on site at each capture station and display station location.

K.2.10 NOTIFICATION: SELLER shall notify BUYER of all routine, scheduled, unscheduled, and non-routine maintenance completed to the system. This notification shall include the BUYER's reference number (if maintenance was a result of a problem call), SELLER's reference number, point of contact for the maintenance and a description of the maintenance or correction. Notification will be provided to the person reporting the problem and/or BUYER's maintenance contact.

K.2.11 DOWN-TIME CREDIT: If SELLER fails to respond to a request from the user resulting from the total failure of a Critical Item as defined in paragraph K.2.3.1, the SELLER may be assessed a downtime credit of $50.00 per hour for every hour thereof that the response time requirement is exceeded. Any credits resulting from excessive down-time shall be accounted for and resolved within thirty (30) calendar days from the date of being incurred. System downtime shall not include the time that the System is inoperable due to (i) Scheduled Preventative Maintenance, (ii) equipment cables, wires, programs or other items, not supplied by SELLER, which are not rendered inoperable by the System provided by the SELLER, (iii) any event described in ARTICLE VII, LETTER D (FORCE MAJEURE) of the Agreement, (iv) BUYER's negligence or knowing misuse of the of the System, equipment, cables, wires, programs, or other items, or any other act or omission of BUYER or any third party (other than a prospective customer of SELLER for which SELLER is responsible under any other provisions of this Agreement) or (v) BUYER's network failure or (vi) any travel time, and system and problem analysis time of up to one (1) hour for software support or six (6) hours for hardware support beginning when SELLER has received notification of each separate and unrelated problem as distinguished from a recurring problem within a 24-hour period.

                                  Exhibit K

                                                 OCSO-IWS Agreement: Page 87


                    EXHIBIT L - CRIME CAPTURE SYSTEM TRAINING OUTLINE

                             CRIME CAPTURE SYSTEM TRAINING

Per the original RFP Response and Functional Specifications Document, IMAGEWARE will provide one day of training per phase for the system administrator, as well as one day of training per phase for the system users (Maximum of 15 trainees per session).

                     CRIME CAPTURE SYSTEM-TM- TRAINING OUTLINE

OPERATOR TRAINING

OBJECTIVE: By the end of the training session, students will know how to book a suspect, search a database, use the mug book function and create photo line-ups.

TRAINING OUTLINE:
I.  Starting the program                              5 minutes

III. New Bookings                                     120 minutes
          a. Adding a New Booking
             1. Taking a picture
             2. Quality control
          b. Searching for Matches
             1. Linking Records
             2. Unlinking Records
          c. Viewing Records
          d. Viewing Multiple Bookings
          e. Editing and Deleting Records
          f. Printing Individual Records

IV. Searching                                         45 minutes
          a. Quick Search
          b. Advanced Search
          c. Saving a Search
          d. Running and Existing Search
          e. Deleting and Existing Search
          f. Printing Search Results

V. Mug Book                                           30 minutes
          a. Searching for Mugshot
          b. Saving a Mug Book
          c. Viewing an Existing Mug Book
          d. Deleting a Mug Book

VI. Photo Line-up                                     40 minutes

                          Exhibit L

                                                   OCSO-IWS Agreement: Page 88

          a. Creating a Photo Line-up
          b. Saving a Photo Line-up
          c. Viewing an Existing Photo Line-up
          d. Deleting an Existing Photo Line-up
          e. Printing a Photo Line-up



SYSTEM ADMINISTRATOR TRAINING

          a. Setting up passwords
          b. Defining operator rights
          c. Backing up the system
          d. Archiving Information
          e. Setting Mandatory Fields
          f. Customizing Data Pick Lists




                                 Exhibit L

                                         OCSO-IWS Agreement, Exhibit M: Page 1

                 EXHIBIT M - OCSO TAX EXEMPTION CERTIFICATE











                                 Exhibit M

                                                   OCSO-IWS Agreement: Page 89

             EXHIBIT N - YEAR 2000 WARRANTY AND COMPLIANCE AGREEMENT


ImageWare Software, Inc. hereby certifies that the software products developed by IMAGEWARE included in the following list are "Millennium Compliant".

          - Crime Capture System-TM-
          - Face ID-TM-
          - Suspect ID-TM- Version 3.0
          - Crime Lab-TM-
          - Vehicle ID-Registered Trademark- Version 2.0

For the purpose of this certification a "Millennium Compliant" product is such that accurately processes date data (including, but not limited to: calculating, comparing and sequencing dates), from, into and between the twentieth and twenty-first centuries, the years 1999 and 2000, and leap year calculations, when used in accordance with its product documentation, and provided that all other products used in combination with the product properly exchange data with it.




                                  Exhibit N

Janice Knight
------------------------------------------------------------------------------
FROM:    Carmen Errejon [carmen@iwsinc.com]
SENT:    Wednesday, July 28, 1999 3:34 PM
TO:      Janice Knight
Cc:      Bob Bannan
SUBJECT: Re: email 07/28/99. OCSO contract

Janice,

Please find attached the modified documents:
Exhibit E: was modified to add a viewing station an a color printer. Appendix A of exhibit A: was modified to add the Professional Standards station at the following location: 55 W. Pineloch Orlando, Fl. 32806

Please print two copies of said documents and insert them in the signed contract.

Page 55 - Appendix G. The table is flexible to accommodate changes. The change can be done during implementation. After implementation OCSO will be responsible for maintaining the table. (It's a picklist)

Software Escrow Agreement - Exhibit I

Exhibit I is an example. Once the project is finished, we will fill up the acceptance form with the software and version installed and licensed to OCSO. A container with a copy of the source code for this software will be delivered to the Escrow agent. The source code will be held in Colorado, where the Escrow Agent is located. When I spoke to Bernie she understood that IWS in order to protect our business and trade secrets opts to have all of our source code in a centralized location.
The acceptance form of the Software Escrow Agreement supersedes the terms and conditions of the Agreement for the signing parties, in this case OCSO and IWS, therefore unresolved issues will be resolved through mediation.

Please don't hesitate to call me or email me if you have any questions.

Thanks,

Carmen Errejon
International Sales Coordinator
ImageWare Software, Inc.
(619) 673-8600 (619) 673-1770 FAX
carmen@iwsinc.com

                              EXHIBIT H - INSTALLATION SCHEDULE


                             DAY 1   DAY 2   DAY 3   DAY 4   DAY 5   DAY 6   DAY 7   DAY 8   DAY 9   DAY 10   DAY 11   DAY 12
-----------------------------------------------------------------------------------------------------------------------------
SERVER BACKUP                1 DAY

SERVER INSTALL                        3 DAYS

CAPTURE ST. UPGRADE (6)               6 DAYS

DISPLAY ST. UPGRADES (10)                                                            3 DAYS

FINAL SYSTEM TEST BY IWS                                                                             1.5 DAYS

SYSTEM REVIEW WITH OCSO                                                                                                1 DAY

1.  Server backup will take 1 day.

2. Capture stations will require 1 day per station, and will begin during server installation. Capture stations can operate in stand alone mode until new server is on-line.

3.  Server Installation will require no down time.

4. Configure server will require 3 days to allow for configuration and data conversion.

5. Display stations will require 2 hours per station and will be completed at server is on line.